UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21484

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Strategic Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2021

DATE OF REPORTING PERIOD: November 1, 2020 through April 30, 2021

Item 1(a) - Report to Shareholders

TIMELY INFORMATION INSIDE

Strategic Total Return Fund (CSQ)

SEMIANNUAL REPORT APRIL 30, 2021

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TABLE OF CONTENTS

Letter to Shareholders1

The Calamos Closed-End Funds:
An Overview5

Investment Team Discussion6

Schedule of Investments11

Statement of Assets and Liabilities29

Statement of Operations30

Statements of Changes In Net Assets31

Statement of Cash Flows32

Notes to Financial Statements33

Financial Highlights41

Report of Independent Registered
Public Accounting Firm42

About Closed-End Funds43

Managed Distribution Policy44

Automatic Dividend Reinvestment Plan44

Experience and Foresight

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. The Fund’s current monthly distribution rate is $0.1025 per share. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the Fund’s distribution can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Fund’s managed distribution policy.

For more information about any Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Note: The Fund adopted a managed distribution policy on January 1, 2018.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   1

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2021. In this report, you will find commentary from the Calamos portfolio management team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Strategic Total Return Fund (CSQ).

Throughout history, the global economy and financial markets have navigated unprecedented challenges and uncertainty, guided by human ingenuity, innovation, and forward-looking perspective. We saw this continue during the semiannual period, with many asset classes posting strong gains. Volatility has ramped up, but we believe there is additional upside for experienced, risk-conscious investors. As the global economy continues to make its way through an extraordinary period, individual security selection and active management will be extremely important, both for identifying opportunities and understanding potential risks. Our team is confident that the Fund is well positioned to capitalize on the potential we see across markets.

Market Review

The semiannual period spanned a period of significant change—including a new U.S. presidential administration and shifts in Congress, eagerly anticipated vaccine rollouts, and varying levels of economic reopening around the world. The period also saw the emergence of long-dormant inflation pressures and rising interest rates, including a near doubling of the 10-year U.S. Treasury yield. Meanwhile, the Federal Reserve and other central banks affirmed their commitments to supportive policy and fiscal stimulus continued at record levels.

Stock and convertible markets advanced at a brisk clip during the reporting period, with vaccination progress, job gains and other positive economic data, corporate earnings, fiscal stimulus and accommodative monetary policy giving market participants reasons for optimism. However, as we noted, volatility was also formidable. While many growth-oriented securities continued to post very healthy returns in absolute terms, value-oriented and cyclical sectors came back into favor as investors contemplated the strength of the economy, rising interest rates and inflation pressures. Within the fixed-income markets, high-yield securities outpaced investment-grade issues.

Letter to Shareholders

2   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Innovative Multi-Asset Approach Supports the Search for Income

Calamos’ experience with closed-end funds dates to 2002, and we have always recognized that many investors choose closed-end funds to support the search for income. Like all our closed-end funds, CSQ is managed with the goal of providing steady (although not assured) monthly distributions. We believe our innovative approach will be an especially important differentiator given the economic and market environments we expect.

As a result of our effective active management and recent strong portfolio performance, CSQ raised its monthly distribution during the period by $0.0100 per share, representing an approximate increase of 10.8%. As a result, the Fund now pays out $0.1025 per share, constituting an annualized distribution rate of of 6.84%* of market price and 7.06% on NAV as of April 30, 2021. The distribution increase is our effort to enable you, our shareholders, to directly participate in the recent and expected performance of the portfolio.

To fully appreciate both the Fund’s attractive and competitive distribution rate and level, consider the low interest rates and limited yield opportunities in much of the marketplace. For example, as of April 30, 2021, the dividend yield of S&P 500 Index stocks averaged approximately 1.43%. The dividend yield of the ICE BofA All U.S. Convertibles Index was 1.72%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury yielding 1.65%. And the ICE BofA U.S. High Yield Master II Index was yielding 4.12%, all well behind CSQ’s distribution rate.

Outlook

We believe the global economic recovery will continue at a strong pace over the near term. Of course, the rate of growth will vary among regions—with the U.S. among the economies that are particularly well positioned, due to accommodative fiscal conditions and extraordinary levels of stimulus. We also see improving fundamentals in several other countries. There will be many investment opportunities through this phase of the cycle, including in the securities of companies positioned to benefit from reopening and recovery as well as innovative businesses at the forefront of established and emerging growth trends.

*Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/21 distribution was $0.1025 per share. Based on our current estimates, we anticipate that approximately $0.1025 is paid from ordinary income or capital gains and that approximately $0.0000 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax-reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term and long-term capital gains, and return of capital. When the net investment income and net realized short-term and long-term capital gains are not sufficient, a portion of the distribution will be a return of capital. The distribution rate may vary.

Letter to Shareholders

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   3

Capitalizing on this diverse opportunity set requires long-term perspective because short-term volatility is likely to remain elevated. We are prepared for continued market rotation as the economy accelerates before ultimately settling into a new post-pandemic “normal.” We also expect fiscal policy uncertainty about the U.S. tax and regulatory environment will fuel market turbulence with the potential to also influence the longer-term course of the U.S. economic recovery.

Our team is closely monitoring inflation data and its drivers. Overall, what we have seen thus far is not surprising, given the combination of healthy consumer balance sheets, fiscal stimulus, pent-up demand and economic reopening. Also, while inflation has risen, it is still relatively low, with year-over-year changes coming off very low base effects. Indeed, today we are not witnessing the double-digit inflation increases that I remember from past decades.

Asset Allocation in a Changing World

From an asset allocation standpoint, we encourage investors to maintain broad diversification—by asset class, investment style, market capitalization, and geography. However, asset allocation is not static, and we encourage investors to consult with their investment professionals on an ongoing basis and especially during periods of rapid economic change. Your investment professional can help you determine if you should rebalance your asset allocation in response to market conditions or your unique personal circumstances.

We believe that CSQ’s multi-asset-class approach will continue to provide advantages for investors who seek income as part of a total-return approach. In addition to equities, the Fund also invests in convertibles, which blend attributes of stocks and fixed-income securities. As a result, they may be less vulnerable to rising interest rates compared with traditional bonds. Convertibles have also offered the opportunity for upside stock market participation with potentially less exposure to stock market downside. In addition, convertible issuance in 2020 was both robust in volume and varied by business sectors, thereby presenting solid investment opportunities for the portfolio. So far in 2021, the strong issuance of convertibles has continued, and we are optimistic that this favorable dynamic will prevail throughout the year.

Depending on your needs, your investment professional may recommend that you consider additional Calamos closed-end funds to help you address your search for income, capital appreciation or both. On page 5, we provide an overview of our enhanced fixed-income and total-return offerings.

Letter to Shareholders

4   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

In Closing

We believe that CSQ’s dynamic allocation and multi-asset approach is well positioned to generate capital appreciation and attractive income over the entire market cycle with its bouts of volatility and many potential opportunities.

I encourage you to visit our website, www.calamos.com, for ongoing updates about the markets and asset allocation strategies for investors seeking income, capital appreciation, or both. On behalf of all of us at Calamos Investments, I thank you for your trust. We are honored to serve you and help you achieve your asset allocation goals.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

Returns for the six months ended April 30, 2021: The S&P 500 Index, a measure of the U.S. stock market, returned 28.85%. The ICE BofA All U.S. Convertibles Index, a measure of the U.S. convertible securities market, returned 27.33%. The ICE BofA U.S. High Yield Master II Index, consisting of below-investment-grade U.S. dollar-denominated corporate bonds that are publicly issued in the U.S. domestic and yankee bonds, returned 8.12%.

Source: Lipper, Inc and Mellon Analytical Solutions, LLC. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in U.S. dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Fund is actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned.

The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and shouldn’t be considered investment advice or an offer to buy or sell any security in the portfolio.

The Calamos Closed-End Funds: An Overview

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   5

Enhanced Fixed-Income and Total-Return Strategies

Calamos closed-end funds draw upon decades of our pioneering experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. Our closed-end funds can be broadly grouped into two categories: enhanced fixed income and total return. The funds share a focus on producing income while offering exposure to various asset classes and sectors.

ENHANCED FIXED INCOME Portfolios positioned to pursue high current income from income and capital gains

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund (Ticker: CHI)

Invests in high-yield and convertible securities, primarily in U.S. markets.

Calamos Convertible and High Income Fund (Ticker: CHY)

Invests in high-yield and convertible securities, primarily in U.S. markets.

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed-income securities, alternative investments and equities.
TOTAL RETURN Portfolios positioned to seek current income, with increased emphasis on capital gains potential

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund (Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets.

Calamos Dynamic Convertible and Income Fund (Ticker: CCD)

Invests in convertibles and other fixed-income securities. To help generate income and achieve a favorable risk/reward profile, the investment team also has the flexibility to sell options.

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund (Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ)

Invests in a long/short equity strategy and a broad array of income-producing assets as part of a global approach.

Investment Team Discussion

6   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

TOTAL RETURN* AS OF 4/30/21

Common Shares – Inception 3/26/04
	6 Months	1 Year	Since Inception**
On Market Price	45.66%	71.25%	9.97%
On NAV	35.90%	62.71%	10.06%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	21.9%
Consumer Discretionary	14.4
Health Care	11.7
Financials	11.3
Communication Services	11.1
Industrials	10.5
Consumer Staples	4.5
Energy	4.3
Materials	2.6
Utilities	2.6
Real Estate	1.6
Other	0.9
Airlines	0.4

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

STRATEGIC TOTAL RETURN FUND (CSQ)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Strategic Total Return Fund (CSQ) is a total-return-oriented offering that seeks to provide a steady stream of income paid out on a monthly basis. We invest in a diversified portfolio of equities, convertible and high-yield securities. The allocation to each asset class is dynamic and reflects our view of the economic landscape as well as the potential of individual securities. By combining these asset classes, we believe that we are well-positioned over the long term to generate capital gains as well as income. This broader range of security types also enables us to manage the risk/reward characteristics of the portfolio over full market cycles. Through this approach, we seek to offer investors an attractive monthly distribution and equity participation.

While we invest primarily in securities of U.S. issuers, we favor companies that are actively participating in globalization with geographically diversified revenue streams and global business strategies. We emphasize companies that we believe offer reliable debt servicing, respectable balance sheets, solid free cash flow and good prospects for sustainable growth—which is especially important given the economic and financial markets impacts of COVID-19.

Accordingly, we seek companies with respectable balance sheets, reliable debt servicing and good prospects for sustainable growth. While we invest primarily in securities of U.S. issuers, we favor companies with geographically diversified revenue streams and global-scale business strategies. We believe that better-capitalized companies with strong management teams and reliable cash flow will be better positioned to enter the recovery in good shape and adapt to the new business environment going forward.

How did the Fund perform over the reporting period?

The Fund returned 35.90% on a net asset value (NAV) basis and returned 45.66% on a market price basis for the semiannual period ended April 30, 2021. The S&P 500 Index returned 28.65% for the same period.

At the end of the reporting period, the Fund’s shares traded at a 3.15% premium to net asset value.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the Fund’s holdings, such as general market sentiment or future expectations. During periods of high market volatility, closed-end Fund prices may disproportionately underperform relative to their underlying NAVs as shareholders often source them for liquidity purposes. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we maintain that the NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market value.

Investment Team Discussion

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   7

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund’s distributions during the semiannual period.

We employ a managed distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. In January, the Fund announced a monthly distribution increase of $0.0100 per share, representing a raise of approximately 10.8%. As a result of this increase, the Fund was paying out $0.1025 per share at the end of the period, representing an annualized distribution rate of 6.84% of market price and 7.06% on NAV as of April 30, 2021. The distribution increase is an effort by the Advisor to have shareholders more directly participate in the recent and expected performance of the portfolio.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2021, the dividend yield of S&P 500 Index stocks averaged approximately 1.43%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasuries yielding 1.65%, while high-yield bonds, as represented by the ICE BofA U.S. High Yield Master II Index, yielded 4.12%.

What factors influenced performance over the reporting period?

As investors contemplated the economy’s recovery trajectory, markets were volatile, and leadership rotated from growth stocks to cyclical and value names during the period.

The stock market continued to look forward amid improved corporate earnings, fiscal stimulus, an accommodating Fed monetary policy and mostly successful vaccine rollouts. Reopening stocks led the markets, while those that benefitted most from modified social mobility last year tended to lag, as value led growth going into 2021.

Reflation and potentially inflation became the focus of much discussion, as U.S. economic data readings on employment, housing and manufacturing all indicated strong growth. At the risk of inflation, the Fed’s accommodative monetary policy and massive stimulus out of Washington, D.C. should continue to fuel economic growth in the near-term. Each of these factors contributed to strengthening consumer and business leader confidence. At the same time, economic fundamentals improved on both the labor and activity fronts.

ASSET ALLOCATION AS OF 4/30/21

Investment Team Discussion

8   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

New convertible issuance was very robust during the period and provided access to capital for many new issuers during the market dislocation throughout the pandemic. Convertible issuance has been supported by strong equity prices, elevated volatility and low-but-rising interest rates. Our expectations are that robust convertible issuance will continue through 2021, providing access to new names within multiple sectors.

For bonds during the period, new issue markets continued to trade strongly. Consistently high volumes of new debt were met with healthy demand, owing in large measure to the liquidity conditions driven by Fed and fiscal stimulus. Credit spreads, which narrowed in 2020, continued to do so in 2021, which added to positive returns for high yield bonds during the period.

That said, the Fund can invest in a range of strategies including convertible securities, equities and high-yield bonds. This enables us to participate in a myriad of opportunities on behalf of our shareholders. Given this flexibility, we were able to mitigate risks from the impact of COVID-19 on financial markets by adjusting our exposures across these multiple strategies, in both equity and fixed-income markets. During the period, our emphasis on equities, through holdings in both stocks and convertibles, was favorable to our shareholders, as these securities offered strong returns during the period on both an absolute and relative basis. Looking ahead, this flexibility should help mitigate risk across vulnerable areas of the financial markets and take advantage of opportunities that avail themselves around the globe amid economic recovery.

In terms of sectors and corresponding industries, our selection in information technology, specifically in semiconductor equipment, contributed to performance relative to the S&P 500 Index. In addition, our underweight in household products within consumer staples was helpful.

Selection in industrials (namely industrial equipment) detracted from the Fund’s performance relative to the S&P 500 Index for the period. Furthermore, our selection in financials (notably in regional banks) also lagged relative to the index.

How is the Fund positioned?

We are emphasizing investments in companies with solid cash-flow generation, solid balance sheets, and strong and proven management teams. We believe these companies will be the most likely to succeed in the post-COVID-19 business environment. Our active positioning seeks to balance short-term rebound opportunities (cyclical but oversold) with longer-term business-driven winners. Our goal is to provide the portfolio an asymmetrical risk/reward profile positioned for more equity-market upside participation than downside. In our view, longer-term outperformers include companies that can exploit trends that were in place prior to the downturn but became invaluable during the pandemic: cloud computing, virtualization, health care spending, multi-channel retailing and the localization of global supply chains.

In terms of positioning, we maintained a relatively high allocation to U.S. stocks, as well as convertibles, whose combined exposure is approximately 83% of the portfolio. We are excited about the opportunities in the convertible market as steady issuance should continue throughout the year—offering additional choices in the space. Accordingly, we have been able to take advantage attractive opportunities and establish meaningful exposure in those investments. Meanwhile, the secondary convertible market offered an attractive array of balanced convertible structures, which the strategy has employed to optimize returns.

Investment Team Discussion

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   9

The portfolio currently holds large absolute allocations in the information technology, consumer discretionary and health care sectors. We believe that these sectors should perform well as the market begins to re-engage growth, fiscal stimulus proliferates, the U.S. economy begins to reopen, and the U.S. consumer has more opportunities to access goods and services. We see more opportunities in store for health care in the wake of the global pandemic; there will be major focus on disease prevention and vaccines, given the human and economic toll of the pandemic. We also believe that businesses and individuals will remain focused on productivity enhancements in a post-COVID-19 environment, thereby stimulating demand for technology as virtual interaction becomes an established means of communication.

The average credit quality of the portfolio for rated securities is BB, which is higher than that of the Credit Suisse High Yield Index. This is typical for the Fund, as our credit process tends to guide us away from the most speculative corporate securities. That said, we recognize that opportunities are available for lower-credit securities to enhance performance. About 4% of our holdings are in CCC and below rated credits. A significant portion of our holdings are in non-rated securities, which allows us to utilize our proprietary research capabilities to select positions that we believe will offer value and optimize returns for shareholders.

Given our relatively low cost of borrowing, we believe that this environment is conducive to the prudent use of leverage as a means of enhancing total return and supporting the Fund’s distribution rate. This is particularly important as financial markets begin to recover, and the benefits of leverage can be harnessed. Our leverage was at approximately 28% at period end.

What is your outlook for the Fund?

Amid economic and financial price recovery from the consequences of COVID-19, we believe that equities continue to offer compelling risk/reward characteristics, and we are seeking companies with attractively valued fundamentals. We continue to pursue our strategic objective of participating in a significant portion of equity market upside while aiming to reduce volatility. Managing for volatility given current market valuations will be an important objective. We seek companies with strong balance sheets, solid cash flows, seasoned and accomplished management teams, and strong product lines, all of which will be essential in their ability to emerge, compete and succeed post-COVID 19.

What are your closing thoughts for Fund shareholders?

We are emphasizing investments in companies with solid cash flow generation, solid balance sheets, and strong and proven management teams. We believe that the U.S. consumer will once again prove to be the driving force for recovery in both the domestic and global economies. Accordingly, our investment focus will keep that catalyst top of mind.

We believe Fed actions and government fiscal policies will be exceptionally accommodative to economic recovery going forward. We are hopeful that we will begin to see a normalization of social activities later this year that will serve to revitalize the economy. That said, ongoing risk assessment through active management is imperative during times of volatility to optimize returns. We believe that U.S. equities are poised to continue to perform, though leadership and sector rotation are likely to be factors along with volatility in markets.

10   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Looking to the near-term future, we expect convertibles to continue to benefit as equity prices normalize and the structural valuation of convertibles richen. The convertible market has a relatively heavy concentration in the growth areas of the market that we favor—particularly in the technology and health care sectors. That said, the robust issuance in the convertible market is expanding our set of investment opportunities across other sectors. We believe that our focus on continually improving the overall risk/reward of the portfolio will serve investors well during the potentially challenging and volatile days ahead.

As for high yield, the technical backdrop continues to be favorable, in our view. Whereas last year’s supply-demand technical environment was heavily influenced by “fallen angels” (bonds that joined the high-yield market as a result of downgrades), we expect many issuers to exit the market as “rising stars” (bonds that are upgraded to investment-grade status). The resulting shrinking of the market should further support the already strong technicals.

Investment Team Discussion

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 11

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (17.2%)
Airlines (0.4%)
31,431	Air Canada Pass Through Trust Series 2013-1, Class B*µ 5.375%, 11/15/22	$31,454
2,167,161	Air Canada Pass Through Trust Series 2015-1, Class B*µ 3.875%, 09/15/24	2,159,901
333,499	Air Canada Pass Through Trust Series 2015-2, Class B*µ 5.000%, 06/15/25	334,503
1,345,128	Alaska Airlines Pass Through Trust Series 2020-1, Class A*µ 4.800%, 02/15/29	1,485,022
999,007	Alaska Airlines Pass Through Trust Series 2020-1, Class B*µ 8.000%, 02/15/27	1,117,709
	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.*µ
884,000	5.500%, 04/20/26	928,792
295,000	5.750%, 04/20/29	316,417
1,134,000	JetBlue Pass Through Trust Series 2020-1, Class Bµ 7.750%, 05/15/30	1,298,713
725,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	821,991
418,645	UAL Pass Through Trust Series 2007-1 6.636%, 01/02/24	434,713
1,107,157	United Airlines Pass Through Trust Series 2014-2, Class B 4.625%, 03/03/24	1,135,899
706,474	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	690,677
		10,755,791

Communication Services (2.2%)
1,795,000	Arrow Bidco, LLC* 9.500%, 03/15/24	1,796,831
1,205,000	Ashtead Capital, Inc.*µ 4.000%, 05/01/28	1,267,238
884,000	Beasley Mezzanine Holdings, LLC* 8.625%, 02/01/26	905,967
910,000	Brink’s Company*µ 5.500%, 07/15/25	966,757
473,000	Cable One, Inc.*^ 4.000%, 11/15/30	468,204
2,135,000	Cincinnati Bell, Inc.* 8.000%, 10/15/25	2,268,672
147,000	Clear Channel Outdoor Holdings, Inc.* 7.750%, 04/15/28	151,520
1,015,000	Consolidated Communications, Inc.*^ 6.500%, 10/01/28	1,095,063

PRINCIPAL AMOUNT		VALUE
	CSC Holdings, LLC*
4,240,000	5.500%, 04/15/27^	$4,454,035
2,600,000	5.750%, 01/15/30	2,767,934
1,600,000	5.500%, 05/15/26	1,645,744
1,000,000	4.625%, 12/01/30	978,660
2,035,000	Cumulus Media New Holdings, Inc.*^ 6.750%, 07/01/26	2,099,876
	Diamond Sports Group, LLC / Diamond Sports Finance Company*^
825,000	6.625%, 08/15/27	447,167
656,000	5.375%, 08/15/26	479,654
4,561,000	Embarq Corp. 7.995%, 06/01/36	5,319,905
	Entercom Media Corp.*
589,000	6.750%, 03/31/29	608,614
523,000	6.500%, 05/01/27^	537,526
	Frontier Communications Corp.
1,690,000	7.625%, 04/15/24@	1,228,833
860,000	11.000%, 09/15/25@	654,443
435,000	5.875%, 10/15/27*	462,888
1,785,000	Frontier North, Inc.@ 6.730%, 02/15/28	1,915,091
	Go Daddy Operating Company, LLC / GD Finance Company, Inc.*
445,000	3.500%, 03/01/29	434,462
301,000	5.250%, 12/01/27	315,851
345,000	Hughes Satellite Systems Corp.µ 5.250%, 08/01/26	380,904
	Intelsat Jackson Holdings, SA@
935,000	8.000%, 02/15/24*	967,258
900,000	9.750%, 07/15/25*	561,501
585,000	5.500%, 08/01/23	359,962
1,850,000	LCPR Senior Secured Financing DAC* 6.750%, 10/15/27	1,991,155
870,000	Ligado Networks, LLC* 15.500%, 11/01/23	858,038
1,400,000	Lumen Technologies, Inc.* 4.000%, 02/15/27	1,426,642
	Netflix, Inc.µ
910,000	4.875%, 06/15/30*^	1,056,938
610,000	4.875%, 04/15/28	703,062
	Scripps Escrow II, Inc.*
591,000	3.875%, 01/15/29	587,383
295,000	5.375%, 01/15/31	299,575
1,595,000	Scripps Escrow, Inc.*^ 5.875%, 07/15/27	1,678,737
591,000	Shift4 Payments, LLC / Shift4 Payments Finance Sub, Inc.* 4.625%, 11/01/26	616,862
	Sirius XM Radio, Inc.*
1,500,000	5.500%, 07/01/29^	1,623,030
1,500,000	4.625%, 07/15/24	1,544,025
885,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	858,379

Schedule of Investments April 30, 2021 (Unaudited)

12 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
2,150,000	Sprint Capital Corp. 6.875%, 11/15/28	$2,709,731
3,045,000	Sprint Corp. 7.125%, 06/15/24	3,521,908
880,000	Telecom Italia Capital, SA 6.000%, 09/30/34	992,640
425,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	416,449
1,660,000	United States Cellular Corp. 6.700%, 12/15/33	2,075,531
588,000	Univision Communications, Inc.* 5.125%, 02/15/25	598,843
125,000	Vodafone Group, PLC‡ 7.000%, 04/04/79 USD 5 year swap rate + 4.87%	152,630
464,000	Windstream Services, LLC / Windstream Finance Corp.@& 7.750%, 10/01/21	4,988
		59,257,106

Consumer Discretionary (2.7%)
1,243,000	American Axle & Manufacturing, Inc.^ 6.875%, 07/01/28	1,330,085
	Ashton Woods USA, LLC / Ashton Woods Finance Company*
856,000	6.625%, 01/15/28	923,692
661,000	9.875%, 04/01/27	752,780
352,000	Avis Budget Car Rental, LLC / Avis Budget Finance, Inc.* 5.375%, 03/01/29	368,477
1,500,000	Bally’s Corp.* 6.750%, 06/01/27	1,598,235
1,445,000	BorgWarner, Inc.*µ^ 5.000%, 10/01/25	1,668,513
1,500,000	Boyd Gaming Corp.^ 6.000%, 08/15/26	1,557,930
149,000	Boyne USA, Inc.* 4.750%, 05/15/29	153,272
	Caesars Entertainment, Inc.*
605,000	8.125%, 07/01/27^	673,202
605,000	6.250%, 07/01/25	643,750
1,740,000	Caesars Resort Collection, LLC / CRC Finco, Inc.*^ 5.250%, 10/15/25	1,756,878
	Carnival Corp.*
582,000	10.500%, 02/01/26^	687,563
295,000	7.625%, 03/01/26	323,470
596,000	Carriage Services, Inc.* 4.250%, 05/15/29	594,510
	Carvana Company*
900,000	5.625%, 10/01/25	928,647
295,000	5.500%, 04/15/27	299,342

PRINCIPAL AMOUNT		VALUE
	CCO Holdings, LLC / CCO Holdings Capital Corp.*
3,900,000	5.125%, 05/01/27	$4,087,629
983,000	5.750%, 02/15/26	1,016,579
681,000	4.750%, 03/01/30	711,230
620,000	5.000%, 02/01/28	648,446
598,000	4.250%, 02/01/31	598,526
900,000	Cedar Fair, LP^ 5.250%, 07/15/29	926,217
	Century Communities, Inc.
1,500,000	6.750%, 06/01/27	1,617,870
1,330,000	5.875%, 07/15/25	1,381,750
2,500,000	Dana Financing Luxembourg Sarl* 6.500%, 06/01/26	2,595,500
	DISH DBS Corp.^
926,000	7.750%, 07/01/26	1,068,215
300,000	7.375%, 07/01/28	324,372
	ESH Hospitality, Inc.*
820,000	5.250%, 05/01/25^	837,277
600,000	4.625%, 10/01/27	636,324
735,000	Ford Motor Company 8.500%, 04/21/23	823,898
	Ford Motor Credit Company, LLC
1,885,000	4.000%, 11/13/30	1,925,905
1,600,000	4.063%, 11/01/24	1,686,848
1,400,000	4.134%, 08/04/25	1,477,000
1,400,000	3.664%, 09/08/24	1,458,282
600,000	4.389%, 01/08/26	641,316
	General Motors Financial Company, Inc.‡
140,000	5.700%, 09/30/30 5 year CMT + 5.00%	156,716
125,000	6.500%, 09/30/28^ 3 mo. USD LIBOR + 3.44%	138,605
	goeasy, Ltd.*
2,400,000	5.375%, 12/01/24	2,498,232
1,111,000	4.375%, 05/01/26	1,125,121
591,000	Guitar Center, Inc.*& 8.500%, 01/15/26	625,509
301,000	Installed Building Products, Inc.* 5.750%, 02/01/28	317,555
	International Game Technology, PLC*
1,500,000	6.250%, 01/15/27^	1,685,550
400,000	4.125%, 04/15/26	412,720
374,000	5.250%, 01/15/29	397,147
	L Brands, Inc.
1,577,000	6.694%, 01/15/27	1,831,118
878,000	6.875%, 11/01/35	1,065,655
884,000	Life Time, Inc.*^ 8.000%, 04/15/26	932,443
	M/I Homes, Inc.
1,295,000	5.625%, 08/01/25	1,346,036
855,000	4.950%, 02/01/28	901,307

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE
	Macy’s Retail Holdings, LLC
600,000	6.700%, 07/15/34*	$599,682
275,000	5.125%, 01/15/42	239,399
605,000	Macy’s, Inc.*^ 8.375%, 06/15/25	667,769
298,000	Magic Mergeco, Inc.* 5.250%, 05/01/28	302,264
	Mattel, Inc.*
1,505,000	5.875%, 12/15/27	1,654,868
267,000	6.750%, 12/31/25	281,012
147,000	3.750%, 04/01/29	150,588
1,365,000	Mclaren Finance, PLC* 5.750%, 08/01/22	1,353,206
298,000	Meritage Homes Corp.*µ^ 3.875%, 04/15/29	306,579
1,072,000	Midwest Gaming Borrower, LLC* 4.875%, 05/01/29	1,072,943
884,000	Mohegan Gaming & Entertainment* 8.000%, 02/01/26	898,188
1,122,000	Newell Brands, Inc.µ 4.700%, 04/01/26	1,251,030
291,000	News Corp.*µ 3.875%, 05/15/29	296,820
1,400,000	Penske Automotive Group, Inc.^ 5.500%, 05/15/26	1,446,004
	Rite Aid Corp.
2,348,000	8.000%, 11/15/26*	2,441,380
586,000	7.700%, 02/15/27	574,456
	Royal Caribbean Cruises, Ltd.*
600,000	11.500%, 06/01/25	695,970
300,000	10.875%, 06/01/23	344,574
589,000	Simmons Foods Inc/Simmons Prepared Foods Inc/Simmons Pet Food Inc/Simmons Feed*^ 4.625%, 03/01/29	594,378
1,500,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	1,509,450
901,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	1,017,355
295,000	Tempur Sealy International, Inc.* 4.000%, 04/15/29	298,859
295,000	TopBuild Corp.* 3.625%, 03/15/29	294,112
470,648	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	471,090
290,000	Viking Cruises, Ltd.* 13.000%, 05/15/25	339,576
1,355,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	1,354,336
1,200,000	VOC Escrow, Ltd.*^ 5.000%, 02/15/28	1,225,392

PRINCIPAL AMOUNT		VALUE
298,000	Williams Scotsman International, Inc.* 4.625%, 08/15/28	$304,937
		74,143,461

Consumer Staples (0.7%)
	Central Garden & Pet Company
591,000	4.125%, 10/15/30	610,349
298,000	4.125%, 04/30/31*	297,261
	Edgewell Personal Care Company*
884,000	4.125%, 04/01/29	883,549
588,000	5.500%, 06/01/28	626,361
1,341,000	Energizer Holdings, Inc.*^ 4.375%, 03/31/29	1,335,582
780,000	Fresh Market, Inc.* 9.750%, 05/01/23	802,916
1,475,000	JBS USA LUX, SA / JBS USA Finance, Inc.* 6.750%, 02/15/28	1,627,766
480,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.* 6.500%, 04/15/29	541,723
	Kraft Heinz Foods Company
1,820,000	4.375%, 06/01/46	1,952,260
296,000	4.250%, 03/01/31	326,488
296,000	3.875%, 05/15/27	322,471
125,000	Land O’Lakes, Inc.* 7.000%, 09/18/28	128,404
751,000	New Albertson’s, Inc. 7.750%, 06/15/26	872,151
1,720,000	Pilgrim’s Pride Corp.*^ 5.875%, 09/30/27	1,832,058
	Post Holdings, Inc.*
1,430,000	5.750%, 03/01/27^	1,500,428
860,000	4.625%, 04/15/30	869,013
442,000	Prestige Brands, Inc.* 3.750%, 04/01/31	424,709
447,000	Turning Point Brands, Inc.*^ 5.625%, 02/15/26	463,177
1,300,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	1,402,804
1,645,000	Vector Group, Ltd.* 5.750%, 02/01/29	1,662,996
		18,482,466

Energy (1.6%)
448,000	Antero Resources Corp.* 7.625%, 02/01/29	485,901
	Apache Corp.
1,187,000	5.100%, 09/01/40	1,219,702
667,000	4.875%, 11/15/27	704,385
593,000	4.625%, 11/15/25^	627,014
50,237	Bonanza Creek Energy, Inc. 7.500%, 04/30/26	50,488

Schedule of Investments April 30, 2021 (Unaudited)

14 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Buckeye Partners, LP
900,000	3.950%, 12/01/26^	$905,796
600,000	5.850%, 11/15/43	592,908
733,000	ChampionX Corp. 6.375%, 05/01/26	768,902
	Cheniere Energy Partners, LP
1,200,000	5.625%, 10/01/26µ	1,252,392
300,000	4.000%, 03/01/31*^	305,628
591,000	Cheniere Energy, Inc.* 4.625%, 10/15/28	616,744
	Continental Resources, Inc.^
1,175,000	3.800%, 06/01/24	1,232,281
875,000	4.375%, 01/15/28	952,630
1,950,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	1,784,270
515,000	Diamond Offshore Drilling, Inc.@ 7.875%, 08/15/25	93,988
200,000	Enbridge, Inc.‡ 5.750%, 07/15/80 5 year CMT + 5.31%	220,224
2,610,000	Energy Transfer, LP‡ 3.193%, 11/01/66 3 mo. USD LIBOR + 3.02%	1,937,925
	EnLink Midstream Partners, LP
1,775,000	6.000%, 12/15/22‡ 3 mo. USD LIBOR + 4.11%	1,234,388
1,285,000	4.850%, 07/15/26	1,296,514
	EQT Corp.
630,000	8.500%, 02/01/30^	806,299
500,000	7.625%, 02/01/25^	576,260
300,000	5.000%, 01/15/29	327,912
1,173,000	Genesis Energy, LP / Genesis Energy Finance Corp. 6.250%, 05/15/26	1,152,203
1,000,000	Gulfport Energy Corp.@ 6.375%, 05/15/25	1,004,580
985,000	Laredo Petroleum, Inc. 10.125%, 01/15/28	1,015,811
1,310,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.*^ 6.000%, 08/01/26	1,353,099
	Moss Creek Resources Holdings, Inc.*
600,000	10.500%, 05/15/27	568,818
540,000	7.500%, 01/15/26	483,921
135,000	MPLX, LPµ^‡ 6.875%, 02/15/23 3 mo. USD LIBOR + 4.65%	136,763
589,000	Murphy Oil Corp.µ 6.375%, 07/15/28	598,719
	New Fortress Energy, Inc.*
591,000	6.750%, 09/15/25	612,465
589,000	6.500%, 09/30/26	601,145

PRINCIPAL AMOUNT		VALUE
540,000	Nine Energy Service, Inc.* 8.750%, 11/01/23	$225,412
296,000	Oasis Midstream Partners, LP / OMP Finance Corp.* 8.000%, 04/01/29	303,142
	Occidental Petroleum Corp.
3,641,000	4.300%, 08/15/39	3,222,103
2,675,000	2.900%, 08/15/24^	2,671,496
2,190,000	2.700%, 08/15/22µ	2,206,535
580,000	5.875%, 09/01/25^	634,282
285,000	Ovintiv Exploration, Inc.µ 5.750%, 01/30/22	293,883
285,000	Ovintiv, Inc.µ^ 6.500%, 08/15/34	363,780
562,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	571,189
900,000	Parkland Fuel Corp.*~ 5.875%, 07/15/27	959,769
1,390,000	Plains All American Pipeline, LPµ‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	1,173,132
446,000	Range Resources Corp.*^ 8.250%, 01/15/29	484,592
1,165,000	SESI, LLC@ 7.750%, 09/15/24	470,427
639,000	Transocean, Inc.* 11.500%, 01/30/27	619,038
592,000	Vine Energy Holdings, LLC* 6.750%, 04/15/29	593,154
600,000	Viper Energy Partners, LP* 5.375%, 11/01/27	628,446
770,000	W&T Offshore, Inc.* 9.750%, 11/01/23	681,604
552,000	Weatherford International, Ltd.* 11.000%, 12/01/24	544,427
		42,166,486

Financials (3.5%)
3,918,000	Acrisure, LLC / Acrisure Finance, Inc.*^ 7.000%, 11/15/25	4,036,950
889,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	943,798
1,255,000	AG Issuer, LLC* 6.250%, 03/01/28	1,301,724
2,500,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer*^ 6.750%, 10/15/27	2,635,725
	Ally Financial, Inc.
1,899,000	8.000%, 11/01/31µ	2,671,627
1,392,000	4.700%, 05/15/26‡ 5 year CMT + 3.87%	1,416,847

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE
250,000	American International Group, Inc.µ‡ 5.750%, 04/01/48 3 mo. USD LIBOR + 2.87%	$284,107
2,383,000	AmWINS Group, Inc.* 7.750%, 07/01/26	2,540,111
2,700,000	AssuredPartners, Inc.* 7.000%, 08/15/25	2,772,846
1,307,000	Aviation Capital Group, LLC*µ 3.500%, 11/01/27	1,355,163
240,000	Bank of America Corp.µ‡ 4.300%, 01/28/25 3 mo. USD LIBOR + 2.66%	246,883
220,000	Bank of Montrealµ^‡ 4.800%, 08/25/24 5 year CMT + 2.98%	233,200
	Bank of New York Mellon Corp.µ‡
400,000	4.700%, 09/20/25 5 year CMT + 4.36%	442,340
62,000	3.700%, 03/20/26 5 year CMT + 3.35%	65,101
400,000	Bank of Nova Scotiaµ‡ 4.900%, 06/04/25 5 year CMT + 4.55%	429,712
70,000	Bank OZK‡ 5.500%, 07/01/26 3 mo. USD LIBOR + 4.43%	70,349
200,000	Barclays, PLC‡ 7.875%, 03/15/22 USD 5 year swap rate + 6.77%	210,440
	BP Capital Markets, PLCµ‡
280,000	4.875%, 03/22/30 5 year CMT + 4.40%	301,540
135,000	4.375%, 06/22/25 5 year CMT + 4.04%	143,859
1,191,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	1,210,604
3,447,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC*^ 5.750%, 05/15/26	3,604,942
	Charles Schwab Corp.µ‡
325,000	4.000%, 06/01/26 5 year CMT + 3.17%	335,488
147,000	4.000%, 12/01/30 10 year CMT + 3.08%	146,969
135,000	5.375%, 06/01/25 5 year CMT + 4.97%	151,069
250,000	CIT Group, Inc.‡ 5.800%, 06/15/22 3 mo. USD LIBOR + 3.97%	259,085
	Citigroup, Inc.‡
975,000	3.875%, 02/18/26 5 year CMT + 3.42%	981,669

PRINCIPAL AMOUNT		VALUE
150,000	4.000%, 12/10/25 5 year CMT + 3.60%	$152,505
	Credit Acceptance Corp.^
1,500,000	6.625%, 03/15/26	1,587,255
1,092,000	5.125%, 12/31/24*	1,129,106
200,000	Credit Suisse Group, AG*‡ 7.500%, 12/11/23 USD 5 year swap rate + 4.60%	220,478
372,000	Cushman & Wakefield US Borrower, LLC* 6.750%, 05/15/28	398,996
	Discover Financial Services‡
245,000	6.125%, 06/23/25 5 year CMT + 5.78%	276,404
135,000	5.500%, 10/30/27 3 mo. USD LIBOR + 3.08%	144,816
1,500,000	Donnelley Financial Solutions, Inc. 8.250%, 10/15/24	1,575,030
550,000	Fifth Third Bancorp^‡ 4.500%, 09/30/25 5 year CMT + 4.22%	603,311
1,233,000	Genworth Mortgage Holdings, Inc.* 6.500%, 08/15/25	1,340,074
793,275	Global Aircraft Leasing Company, Ltd.* 6.500%, 09/15/24 7.250% PIK rate	790,863
1,428,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	1,413,092
	Goldman Sachs Group, Inc.‡
500,000	4.400%, 02/10/25 5 year CMT + 2.85%	518,285
475,000	3.800%, 05/10/26 5 year CMT + 2.97%	475,456
1,891,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	1,952,476
200,000	HSBC Holdings, PLCµ^‡ 6.375%, 03/30/25 U.S. 5 yr Swap + 4.37%	221,944
5,150,000	HUB International, Ltd.* 7.000%, 05/01/26	5,346,421
	Huntington Bancshares, Inc.^‡
350,000	4.450%, 10/15/27 7 year CMT + 4.05%	375,630
125,000	5.625%, 07/15/30 10 year CMT + 4.95%	145,774
70,000	5.700%, 04/15/23 3 mo. USD LIBOR + 2.88%	72,153
	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
1,455,000	5.250%, 05/15/27^	1,491,579
892,000	4.375%, 02/01/29*	866,730

Schedule of Investments April 30, 2021 (Unaudited)

16 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
2,448,000	ILFC E-Capital Trust II*‡ 4.250%, 12/21/65 3 mo. USD LIBOR + 1.80%	$2,084,545
2,625,000	Iron Mountain, Inc.*^ 5.250%, 03/15/28	2,756,959
2,475,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 6.250%, 06/03/26	2,606,002
555,000	JPMorgan Chase & Companyµ‡ 4.600%, 02/01/25 SOFR + 3.13%	572,854
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*
2,606,000	5.250%, 10/01/25	2,645,820
288,000	4.250%, 02/01/27	282,672
595,000	LD Holdings Group, LLC* 6.125%, 04/01/28	598,070
990,000	Level 3 Financing, Inc. 5.375%, 05/01/25	1,012,136
200,000	Lloyds Banking Group, PLC‡ 7.500%, 06/27/24 USD 5 year swap rate + 4.76%	226,514
1,467,000	LPL Holdings, Inc.* 4.000%, 03/15/29	1,472,501
240,000	Markel Corp.^‡ 6.000%, 06/01/25 5 year CMT + 5.66%	266,863
	MetLife, Inc.µ
2,990,000	6.400%, 12/15/66	3,775,443
285,000	3.850%, 09/15/25^‡ 5 year CMT + 3.58%	300,190
120,000	Nationwide Financial Services, Inc.µ 6.750%, 05/15/87	146,959
	Navient Corp.
2,555,000	5.000%, 03/15/27^	2,576,743
1,355,000	4.875%, 03/15/28	1,329,567
200,000	Nippon Life Insurance Company*µ‡ 2.750%, 01/21/51 5 year CMT + 2.65%	193,774
200,000	Nordea Bank Abp*µ‡ 6.625%, 03/26/26 5 year CMT + 4.11%	231,070
	OneMain Finance Corp.
1,500,000	7.125%, 03/15/26	1,753,575
1,145,000	6.875%, 03/15/25µ	1,302,163
	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer*
708,000	7.500%, 06/01/25	770,375
592,000	5.875%, 10/01/28	628,775
377,000	PartnerRe Finance B, LLCµ^‡ 4.500%, 10/01/50 5 year CMT + 3.82%	389,577

PRINCIPAL AMOUNT		VALUE
742,000	PHH Mortgage Corp.* 7.875%, 03/15/26	$756,283
1,355,000	Prospect Capital Corp.µ 3.706%, 01/22/26	1,371,626
124,000	Prudential Financial, Inc.^‡ 3.700%, 10/01/50 5 year CMT + 3.04%	127,892
200,000	QBE Insurance Group, Ltd.*µ^‡ 5.875%, 05/12/25 5 year CMT + 5.51%	216,612
1,500,000	Radian Group, Inc. 4.875%, 03/15/27	1,601,100
1,355,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	1,346,423
718,000	SLM Corp. 4.200%, 10/29/25	757,641
1,500,000	Starwood Property Trust, Inc. 4.750%, 03/15/25	1,564,470
800,000	State Street Corp.µ^‡ 5.625%, 12/15/23 3 mo. USD LIBOR + 2.54%	848,912
1,225,000	StoneX Group, Inc.* 8.625%, 06/15/25	1,313,212
224,000	SVB Financial Group^‡ 4.100%, 02/15/31 10 year CMT + 3.06%	226,106
	Truist Financial Corp.µ‡
415,000	4.800%, 09/01/24 5 year CMT + 3.00%	439,672
125,000	4.950%, 09/01/25 5 year CMT + 4.61%	137,788
200,000	UBS Group, AG*‡ 7.000%, 01/31/24 USD 5 year swap rate + 4.34%	221,420
	United Wholesale Mortgage, LLC*
886,000	5.500%, 11/15/25	921,830
593,000	5.500%, 04/15/29	582,996
1,141,000	VICI Properties, LP / VICI Note Company, Inc.*^ 3.750%, 02/15/27	1,150,984
630,000	Wells Fargo & Company‡ 3.900%, 03/15/26 5 year CMT + 3.45%	645,032
1,255,000	XHR, LP* 6.375%, 08/15/25	1,334,969
		93,378,641

Health Care (1.6%)
591,000	Acadia Healthcare Company, Inc.* 5.000%, 04/15/29	611,862
3,285,000	Bausch Health Americas, Inc.* 8.500%, 01/31/27	3,661,132

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 17

PRINCIPAL AMOUNT		VALUE
	Bausch Health Companies, Inc.*
1,300,000	5.000%, 01/30/28^	$1,321,658
511,000	5.000%, 02/15/29	512,037
295,000	5.250%, 02/15/31	295,811
	Centene Corp.µ
1,216,000	4.250%, 12/15/27	1,276,423
598,000	3.000%, 10/15/30^	594,209
	Charles River Laboratories International, Inc.*µ
295,000	4.000%, 03/15/31	303,815
295,000	3.750%, 03/15/29	300,517
	CHS/Community Health Systems, Inc.*
6,285,000	8.125%, 06/30/24	6,591,582
1,325,000	8.000%, 03/15/26	1,429,145
663,000	6.875%, 04/15/29	694,002
	DaVita, Inc.*
1,772,000	4.625%, 06/01/30	1,795,514
880,000	3.750%, 02/15/31	837,135
	Encompass Health Corp.
600,000	4.750%, 02/01/30	632,484
600,000	4.500%, 02/01/28^	622,368
1,369,000	HCA, Inc. 7.500%, 11/06/33	1,868,124
350,000	Jazz Securities DAC* 4.375%, 01/15/29	358,081
1,955,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*@ 5.625%, 10/15/23	1,333,212
	Organon Finance 1, LLC*
2,200,000	5.125%, 04/30/31	2,284,018
500,000	4.125%, 04/30/28µ	513,285
1,251,000	Team Health Holdings, Inc.* 6.375%, 02/01/25	1,109,812
	Tenet Healthcare Corp.
2,710,000	6.250%, 02/01/27*	2,844,118
1,600,000	4.625%, 07/15/24	1,625,600
1,575,000	6.875%, 11/15/31	1,764,205
1,520,000	4.875%, 01/01/26*	1,580,709
2,609,000	Teva Pharmaceutical Finance Company, BV 2.950%, 12/18/22	2,626,611
	Teva Pharmaceutical Finance Netherlands III, BV
2,530,000	2.800%, 07/21/23	2,514,719
2,380,000	6.000%, 04/15/24	2,516,160
		44,418,348

Industrials (2.6%)
1,180,000	Abercrombie & Fitch Management Company*µ 8.750%, 07/15/25	1,309,918
1,355,000	ACCO Brands Corp.* 4.250%, 03/15/29	1,334,851

PRINCIPAL AMOUNT		VALUE
190,000	Air Lease Corp.µ‡ 4.650%, 06/15/26 5 year CMT + 4.08%	$194,186
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC*
1,448,000	4.875%, 02/15/30	1,509,641
1,425,000	4.625%, 01/15/27^	1,483,966
591,000	3.500%, 03/15/29^	569,700
	Allison Transmission, Inc.*µ^
1,233,000	4.750%, 10/01/27	1,297,054
295,000	3.750%, 01/30/31	285,289
295,000	American Airlines Group, Inc.*^ 3.750%, 03/01/25	259,874
670,000	Arcosa, Inc.* 4.375%, 04/15/29	685,691
3,100,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	3,253,822
600,000	Avolon Holdings Funding, Ltd.*µ 5.250%, 05/15/24	655,554
	Beacon Roofing Supply, Inc.*
1,480,000	4.875%, 11/01/25^	1,518,628
447,000	4.125%, 05/15/29	446,155
596,000	BWX Technologies, Inc.*µ 4.125%, 04/15/29	612,503
	Cascades, Inc. / Cascades USA, Inc.*µ
901,000	5.125%, 01/15/26^	961,962
600,000	5.375%, 01/15/28	626,664
	Delta Air Lines, Inc.
297,000	7.375%, 01/15/26^	348,547
297,000	3.800%, 04/19/23	307,440
	Delta Air Lines, Inc. / SkyMiles IP, Ltd.*µ
295,000	4.750%, 10/20/28	323,987
148,000	4.500%, 10/20/25	158,878
879,000	Endure Digital, Inc.* 6.000%, 02/15/29	842,873
575,000	EnerSys* 4.375%, 12/15/27	603,463
1,355,000	Fly Leasing, Ltd. 5.250%, 10/15/24	1,381,626
80,000	General Electric Company^‡ 3.514%, 06/15/21 3 mo. USD LIBOR + 3.33%	76,110
591,000	GFL Environmental, Inc.* 3.750%, 08/01/25	602,099
	Golden Nugget, Inc.*^
900,000	6.750%, 10/15/24	912,150
620,000	8.750%, 10/01/25	652,587
673,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	723,980

Schedule of Investments April 30, 2021 (Unaudited)

18 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
600,000	Granite US Holdings Corp.*^ 11.000%, 10/01/27	$674,286
750,000	Graphic Packaging International, LLC* 4.750%, 07/15/27	818,595
1,500,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	1,504,035
1,960,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	1,923,858
1,500,000	Herc Holdings, Inc.* 5.500%, 07/15/27	1,587,780
	Howmet Aerospace, Inc.
1,375,000	5.125%, 10/01/24^	1,508,155
511,000	6.875%, 05/01/25	593,225
1,450,000	JELD-WEN, Inc.* 4.625%, 12/15/25	1,481,958
594,000	KeHE Distributors, LLC / KeHE Finance Corp.* 8.625%, 10/15/26	666,254
886,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	895,967
598,000	MasTec, Inc.* 4.500%, 08/15/28	626,656
	Meritor, Inc.
1,867,000	6.250%, 02/15/24	1,898,683
177,000	4.500%, 12/15/28*	179,660
722,000	Moog, Inc.*µ 4.250%, 12/15/27	743,198
1,425,000	Nationstar Mortgage Holdings, Inc.* 6.000%, 01/15/27	1,490,436
	Navistar International Corp.*
1,880,000	6.625%, 11/01/25	1,950,857
590,000	9.500%, 05/01/25	640,758
1,140,000	Novelis Corp.*^ 4.750%, 01/30/30	1,189,784
1,370,000	Park-Ohio Industries, Inc. 6.625%, 04/15/27	1,408,798
	Patrick Industries, Inc.*
600,000	7.500%, 10/15/27	654,966
596,000	4.750%, 05/01/29	597,919
1,445,000	Peninsula Pacific Entertainment, LLC / Peninsula Pacific Entertainment Finance In* 8.500%, 11/15/27	1,538,145
302,000	Picasso Finance Sub, Inc.*^ 6.125%, 06/15/25	321,579
1,155,000	QVC, Inc. 4.375%, 09/01/28	1,187,917
885,000	Scientific Games International, Inc.* 5.000%, 10/15/25	914,878
1,019,000	SEG Holding, LLC / SEG Finance Corp.*^ 5.625%, 10/15/28	1,074,393

PRINCIPAL AMOUNT		VALUE
650,000	Sensata Technologies, BV* 4.000%, 04/15/29	$654,687
593,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	589,899
	Sinclair Television Group, Inc.*
600,000	5.500%, 03/01/30^	598,848
591,000	4.125%, 12/01/30	576,704
	Standard Industries, Inc.*
1,165,000	5.000%, 02/15/27	1,201,802
302,000	4.375%, 07/15/30^	303,193
100,000	Stanley Black & Decker, Inc.µ^‡ 4.000%, 03/15/60 5 year CMT + 2.66%	106,587
	Station Casinos, LLC*
2,430,000	4.500%, 02/15/28^	2,440,060
788,000	5.000%, 10/01/25	801,286
591,000	Stericycle, Inc.* 3.875%, 01/15/29	591,739
879,000	STL Holding Company, LLC* 7.500%, 02/15/26	926,598
985,000	Tennant Company 5.625%, 05/01/25	1,012,708
1,200,000	TransDigm UK Holdings, PLC^ 6.875%, 05/15/26	1,269,516
	TransDigm, Inc.
1,490,000	6.250%, 03/15/26*	1,578,729
875,000	7.500%, 03/15/27	940,406
295,000	Triton Water Holdings, Inc.* 6.250%, 04/01/29	299,033
589,000	Tronox, Inc.* 4.625%, 03/15/29	602,329
	United Rentals North America, Inc.
640,000	5.875%, 09/15/26^	670,112
297,000	3.875%, 02/15/31	299,257
750,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	769,313
	WESCO Distribution, Inc.*
563,000	7.125%, 06/15/25^	610,624
283,000	7.250%, 06/15/28	314,288
1,500,000	XPO Logistics, Inc.*^ 6.750%, 08/15/24	1,575,780
		70,745,436

Information Technology (0.6%)
600,000	CDK Global, Inc.*µ 5.250%, 05/15/29	647,826
1,201,000	CommScope Technologies, LLC* 6.000%, 06/15/25	1,223,843
	Dell International, LLC / EMC Corp.*µ
1,405,000	6.020%, 06/15/26	1,677,823
925,000	6.100%, 07/15/27	1,134,217
545,000	5.850%, 07/15/25	639,421

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 19

PRINCIPAL AMOUNT		VALUE
586,000	Fair Isaac Corp.* 4.000%, 06/15/28	$596,618
1,315,000	KBR, Inc.* 4.750%, 09/30/28	1,329,860
1,300,000	MPH Acquisition Holdings, LLC*^ 5.750%, 11/01/28	1,283,347
589,000	NCR Corp.* 5.125%, 04/15/29	607,677
886,000	ON Semiconductor Corp.* 3.875%, 09/01/28	912,713
855,000	Open Text Corp.* 3.875%, 02/15/28	866,551
590,000	Playtika Holding Corp.* 4.250%, 03/15/29	587,162
784,000	PTC, Inc.* 4.000%, 02/15/28	805,638
885,000	TTM Technologies, Inc.* 4.000%, 03/01/29	887,513
	Twilio, Inc.
550,000	3.625%, 03/15/29	561,578
298,000	3.875%, 03/15/31^	306,168
1,355,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.*^ 3.875%, 02/01/29	1,346,125
		15,414,080

Materials (0.8%)
	Alcoa Nederland Holding, BV*µ
1,835,000	7.000%, 09/30/26	1,937,613
800,000	4.125%, 03/31/29	822,104
600,000	Allegheny Technologies, Inc.^ 5.875%, 12/01/27	635,028
900,000	ArcelorMittal, SA 7.250%, 10/15/39	1,269,621
507,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.* 6.000%, 02/15/25	523,320
1,585,000	Clearwater Paper Corp.* 4.750%, 08/15/28	1,601,706
800,000	First Quantum Minerals, Ltd.* 7.250%, 04/01/23	815,744
	Freeport-McMoRan, Inc.
780,000	5.000%, 09/01/27^	829,039
570,000	5.450%, 03/15/43	697,019
515,000	5.400%, 11/14/34	619,627
886,000	HB Fuller Company 4.250%, 10/15/28	903,392
	Hudbay Minerals, Inc.*
915,000	6.125%, 04/01/29	976,772
295,000	4.500%, 04/01/26	299,452
900,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	951,525

PRINCIPAL AMOUNT		VALUE
	Kaiser Aluminum Corp.*
615,000	4.625%, 03/01/28^	$632,730
535,000	6.500%, 05/01/25	569,764
957,000	Mercer International, Inc.* 5.125%, 02/01/29	994,754
	New Gold, Inc.*
364,000	6.375%, 05/15/25	375,706
300,000	7.500%, 07/15/27	326,121
301,000	Norbord, Inc.*µ 5.750%, 07/15/27	328,006
1,170,000	OCI, NV* 4.625%, 10/15/25	1,224,896
593,000	Owens-Brockway Glass Container, Inc.* 6.625%, 05/13/27	644,858
1,583,000	PBF Holding Company, LLC / PBF Finance Corp.~ 7.250%, 06/15/25	1,349,951
1,328,000	Silgan Holdings, Inc. 4.125%, 02/01/28	1,373,829
589,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	599,096
906,000	Univar Solutions USA, Inc.* 5.125%, 12/01/27	949,452
593,000	Valvoline, Inc.* 3.625%, 06/15/31	580,452
		22,831,577

Real Estate (0.2%)
953,000	EPR Properties 3.750%, 08/15/29	931,110
	Forestar Group, Inc.*
1,500,000	8.000%, 04/15/24	1,562,280
862,000	5.000%, 03/01/28	898,299
299,000	3.850%, 05/15/26	303,123
881,000	iStar, Inc.^ 5.500%, 02/15/26	914,733
	Service Properties Trust
1,500,000	4.350%, 10/01/24	1,497,600
550,000	5.250%, 02/15/26	553,702
		6,660,847

Utilities (0.3%)
856,000	Calpine Corp.*µ 4.500%, 02/15/28	865,921
65,000	CenterPoint Energy, Inc.^‡ 6.125%, 09/01/23 3 mo. USD LIBOR + 3.27%	69,210
175,000	CMS Energy Corp.‡ 4.750%, 06/01/50 5 year CMT + 4.12%	193,783
250,000	Dominion Energy, Inc.‡ 4.650%, 12/15/24 5 year CMT + 2.99%	266,583

Schedule of Investments April 30, 2021 (Unaudited)

20 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
330,000	Duke Energy Corp.‡ 4.875%, 09/16/24 5 year CMT + 3.39%	$350,490
265,000	NextEra Energy Capital Holdings, Inc.µ^‡ 4.800%, 12/01/77 3 mo. USD LIBOR + 2.41%	296,320
810,000	NRG Energy, Inc.µ 6.625%, 01/15/27	844,514
1,896,000	PPL Capital Funding, Inc.µ‡ 2.864%, 03/30/67 3 mo. USD LIBOR + 2.67%	1,792,137
125,000	Sempra Energy‡ 4.875%, 10/15/25 5 year CMT + 4.55%	136,346
247,000	Southern Companyµ‡ 4.000%, 01/15/51 5 year CMT + 3.73%	263,430
	Talen Energy Supply, LLC*
600,000	10.500%, 01/15/26	552,024
300,000	7.250%, 05/15/27^	308,436
1,500,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	1,616,475
		7,555,669
	Total Corporate Bonds (Cost $448,737,535)	465,809,908

Convertible Bonds (22.6%)
Communication Services (3.0%)
3,394,000	Eventbrite, Inc.* 0.750%, 09/15/26	3,690,059
	Liberty Media Corp.
7,750,000	1.375%, 10/15/23	10,142,657
2,680,000	0.500%, 12/01/50*	2,999,322
7,150,000	Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	9,661,795
1,883,000	Live Nation Entertainment, Inc. 2.500%, 03/15/23	2,534,405
3,669,000	Magnite, Inc.* 0.250%, 03/15/26	3,468,966
3,000,000	Match Group FinanceCo 2, Inc.*^~ 0.875%, 06/15/26	5,534,670
2,500,000	Match Group FinanceCo 3, Inc.* 2.000%, 01/15/30	4,942,850
1,970,000	Sea, Ltd.* 2.375%, 12/01/25	5,602,188
11,350,000	Snap, Inc.* 0.000%, 05/01/27	11,652,704
	Twitter, Inc.
8,590,000	0.000%, 03/15/26*	7,840,351
4,330,000	0.250%, 06/15/24	5,317,846
4,935,000	Zynga, Inc. 0.250%, 06/01/24	6,923,953
		80,311,766

PRINCIPAL AMOUNT		VALUE

Consumer Discretionary (5.9%)
1,187,000	Bloomin’ Brands, Inc.* 5.000%, 05/01/25	$3,278,340
15,201,000	Booking Holdings, Inc.*^ 0.750%, 05/01/25	23,059,157
7,785,000	Burlington Stores, Inc.* 2.250%, 04/15/25	12,462,539
6,435,000	Chegg, Inc.* 0.000%, 09/01/26	7,069,234
1,895,000	Dick’s Sporting Goods, Inc. 3.250%, 04/15/25	4,655,067
2,164,000	DISH Network Corp. 2.375%, 03/15/24	2,112,605
6,685,000	DraftKings, Inc.* 0.000%, 03/15/28	6,391,462
8,830,000	Etsy, Inc.* 0.125%, 09/01/27	11,494,717
4,598,000	Expedia Group, Inc.*^ 0.000%, 02/15/26	5,021,568
5,635,000	Ford Motor Company* 0.000%, 03/15/26	5,568,338
1,108,000	Guess, Inc. 2.000%, 04/15/24	1,392,656
	Liberty Interactive, LLC
1,470,000	4.000%, 11/15/29	1,130,107
790,000	3.750%, 02/15/30	605,488
2,970,000	MakeMyTrip, Ltd.* 0.000%, 02/15/28	2,952,269
7,670,000	Marriott Vacations Worldwide Corp.* 0.000%, 01/15/26	9,115,258
	NCL Corp., Ltd.*
2,439,000	5.375%, 08/01/25	4,641,490
1,505,000	6.000%, 05/15/24	3,688,800
11,345,000	Royal Caribbean Cruises, Ltd.* 4.250%, 06/15/23	15,974,894
5,730,000	Shake Shack, Inc.* 0.000%, 03/01/28	5,448,084
400,000	Tesla, Inc. 2.000%, 05/15/24	4,570,372
4,160,000	Under Armour, Inc.* 1.500%, 06/01/24	8,688,909
7,865,000	Vail Resorts, Inc.* 0.000%, 01/01/26	8,378,663
4,225,000	Wayfair, Inc.* 0.625%, 10/01/25	4,379,762
5,865,000	Winnebago Industries, Inc. 1.500%, 04/01/25	8,379,795
		160,459,574

Consumer Staples (0.2%)
5,700,000	Beyond Meat, Inc.* 0.000%, 03/15/27	5,443,101

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 21

PRINCIPAL AMOUNT		VALUE

Energy (0.6%)
3,190,000	EQT Corp.*^ 1.750%, 05/01/26	$4,766,594
6,515,000	Pioneer Natural Resources Company*^ 0.250%, 05/15/25	9,911,921
		14,678,515

Financials (0.6%)
	Ares Capital Corp.
7,500,000	3.750%, 02/01/22^	7,801,650
3,000,000	4.625%, 03/01/24	3,266,400
4,700,000	JPMorgan Chase Bank, N.A.*^ 0.125%, 01/01/23	5,317,392
		16,385,442

Health Care (3.3%)
1,850,000	CONMED Corp.^ 2.625%, 02/01/24	3,052,315
9,218,000	DexCom, Inc.* 0.250%, 11/15/25	9,242,520
3,673,000	Envista Holdings Corp.*^ 2.375%, 06/01/25	7,880,642
5,500,000	Exact Sciences Corp. 0.375%, 03/15/27	7,525,100
3,348,000	Guardant Health, Inc.* 0.000%, 11/15/27	4,405,767
3,702,000	Halozyme Therapeutics, Inc.* 0.250%, 03/01/27	3,584,758
5,015,000	Insulet Corp. 0.375%, 09/01/26	7,232,483
3,960,000	Integra LifeSciences Holdings Corp. 0.500%, 08/15/25	4,601,282
8,035,000	Jazz Investments I, Ltd.* 2.000%, 06/15/26	10,386,925
6,925,000	NeoGenomics, Inc. 0.250%, 01/15/28	7,018,072
4,220,000	Oak Street Health, Inc.* 0.000%, 03/15/26	4,417,158
4,680,000	Omnicell, Inc.* 0.250%, 09/15/25	7,288,304
7,755,000	Pacira BioSciences, Inc.* 0.750%, 08/01/25	8,633,874
2,540,000	Repligen Corp. 0.375%, 07/15/24	4,797,679
		90,066,879

Industrials (3.7%)
6,350,000	Air Canada* 4.000%, 07/01/25	9,773,539
4,600,000	Air Transport Services Group, Inc. 1.125%, 10/15/24	4,905,992
1,015,000	Chart Industries, Inc.* 1.000%, 11/15/24	2,821,142

PRINCIPAL AMOUNT		VALUE
7,440,000	JetBlue Airways Corp.* 0.500%, 04/01/26	$8,162,275
8,240,000	Middleby Corp.* 1.000%, 09/01/25	12,376,068
3,763,000	Parsons Corp.* 0.250%, 08/15/25	4,306,904
21,015,000	Southwest Airlines Company 1.250%, 05/01/25	36,552,440
5,805,000	Sunrun, Inc.* 0.000%, 02/01/26	4,798,994
14,800,000	Uber Technologies, Inc.* 0.000%, 12/15/25	15,528,752
		99,226,106

Information Technology (4.4%)
3,775,000	Bentley Systems, Inc.* 0.125%, 01/15/26	4,013,052
3,382,000	Bill.com Holdings, Inc.* 0.000%, 12/01/25	4,117,788
5,830,000	Coupa Software, Inc.* 0.375%, 06/15/26	6,762,858
4,030,000	Datadog, Inc.* 0.125%, 06/15/25	4,830,842
	Enphase Energy, Inc.*
5,945,000	0.000%, 03/01/28	5,239,091
2,629,000	0.000%, 03/01/26	2,401,223
1,355,000	Five9, Inc.* 0.500%, 06/01/25	2,049,641
5,040,000	Itron, Inc.* 0.000%, 03/15/26	4,994,186
6,115,000	LivePerson, Inc.* 0.000%, 12/15/26	6,132,122
13,000,000	Microchip Technology, Inc.^ 0.125%, 11/15/24	14,929,200
2,735,000	Nova Measuring Instruments, Ltd.* 0.000%, 10/15/25	3,725,945
5,015,000	Okta, Inc.^ 0.125%, 09/01/25	7,740,502
4,695,000	ON Semiconductor Corp. 1.625%, 10/15/23	9,193,561
7,590,000	Repay Holdings Corp.* 0.000%, 02/01/26	7,347,879
7,650,000	RingCentral, Inc. 0.000%, 03/01/25	8,655,898
4,981,000	Shift4 Payments, Inc.* 0.000%, 12/15/25	7,014,145
1,542,000	Shopify, Inc.^ 0.125%, 11/01/25	1,801,565
3,524,000	Silicon Laboratories, Inc.* 0.625%, 06/15/25	4,622,466
2,680,000	Square, Inc.* 0.000%, 05/01/26	3,105,021

Schedule of Investments April 30, 2021 (Unaudited)

22 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
2,389,000	Wix.com, Ltd.* 0.000%, 08/15/25	$2,637,814
2,670,000	Workday, Inc. 0.250%, 10/01/22	4,552,457
2,852,000	Zscaler, Inc.* 0.125%, 07/01/25	4,005,463
		119,872,719

Materials (0.1%)
3,060,000	MP Materials Corp.* 0.250%, 04/01/26	2,928,389

Real Estate (0.8%)
6,120,000	IH Merger Sub, LLC 3.500%, 01/15/22	9,481,961
4,640,000	Pebblebrook Hotel Trust 1.750%, 12/15/26	5,325,699
5,430,000	Redfin Corp.* 0.000%, 10/15/25	6,584,690
		21,392,350
	Total Convertible Bonds (Cost $491,715,792)	610,764,841

Bank Loans (2.0%)¡
Airlines (0.1%)
990,000	AAdvantage Loyalty IP, Ltd.‡ 5.500%, 04/20/28 3 mo. LIBOR + 4.75%	1,019,433
1,200,000	United Airlines, Inc.! 0.000%, 04/13/28	1,215,750
300,000	United Airlines, Inc.‡ 4.500%, 04/13/28 3 mo. LIBOR + 3.75%	303,937
		2,539,120

Communication Services (0.4%)
1,551,375	Clear Channel Outdoor Holdings, Inc.‡ 3.647%, 08/21/26 3 mo. LIBOR + 3.50%	1,506,455
886,500	CommScope, Inc.‡ 3.363%, 04/06/26 1 mo. LIBOR + 3.25%	882,209
767,555	Consolidated Communications, Inc.‡ 4.250%, 10/02/27 1 mo. LIBOR + 3.50%	767,283
591,019	CSC Holdings, LLC‡ 2.615%, 04/15/27 1 mo. LIBOR + 2.50%	588,986
1,865,000	Frontier Communications Corp.‡ 4.500%, 10/08/21 1 mo. LIBOR + 4.75%	1,861,111
1,150,438	iHeartCommunications, Inc.‡ 3.113%, 05/01/26 1 mo. LIBOR + 3.00%	1,138,220

PRINCIPAL AMOUNT		VALUE
2,791,100	Intelsat Jackson Holdings, SA 8.625%, 01/02/24	$2,851,904
2,275,000	Intelsat Jackson Holdings, SA‡ 8.750%, 01/02/24 3 mo. PRIME + 5.50%	2,326,665
		11,922,833

Consumer Discretionary (0.4%)
1,246,875	Life Time Fitness, Inc.‡ 5.750%, 12/16/24 3 mo. LIBOR + 4.75%	1,252,916
1,393,982	Meredith Corp.‡ 5.250%, 01/31/25 3 mo. LIBOR + 4.25%	1,420,120
350,000	Meredith Corp.! 0.000%, 01/31/25	356,563
2,100,000	Petco Health and Wellness Company, Inc.‡ 4.000%, 03/03/28 3 mo. LIBOR + 3.25%	2,090,371
1,490,000	PetSmart, Inc.‡ 4.500%, 02/12/28 3 mo. LIBOR + 3.75%	1,496,146
896,700	Rent-A-Center, Inc.‡ 4.750%, 02/17/28 1 mo. LIBOR + 4.00%	904,170
2,090,000	WW International, Inc.! 0.000%, 04/13/28	2,092,351
		9,612,637

Consumer Staples (0.0%)
164,611	United Natural Foods, Inc.! 0.000%, 10/22/25	164,722
82,485	United Natural Foods, Inc.‡ 3.613%, 10/22/25 1 mo. LIBOR + 3.50%	82,541
		247,263

Energy (0.1%)
245,412	Lealand Finance Company, BV‡ 1.113%, 06/30/25 1 mo. LIBOR + 3.00%	109,208
19,639	Lealand Finance Company, BV‡ 3.110%, 06/30/24 1 mo. LIBOR + 3.00%	16,005
1,275,197	Par Pacific Holdings, Inc.‡ 6.936%, 01/12/26 3 mo. LIBOR + 6.75%	1,268,503
		1,393,716

Financials (0.1%)
2,450,000	Jazz Financing Lux Sarl! 0.000%, 04/22/28	2,458,159
303,595	Level 3 Financing, Inc.‡ 1.863%, 03/01/27 1 mo. LIBOR + 1.75%	300,369
		2,758,528

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 23

PRINCIPAL AMOUNT		VALUE

Health Care (0.4%)
2,804,543	Amneal Pharmaceuticals, LLC‡ 3.625%, 05/04/25 1 mo. LIBOR + 3.50%	$2,759,838
1,261,403	Endo Luxembourg Finance Company I Sarl‡ 5.750%, 03/10/28 3 mo. LIBOR + 5.00%	1,232,707
1,691,552	Gentiva Health Services, Inc.‡ 2.875%, 07/02/25 1 mo. LIBOR + 3.25%	1,690,495
1,159,943	Mallinckrodt International Finance, SA‡ 6.000%, 09/24/24 3 mo. LIBOR + 4.75%	1,131,310
1,108,288	Ortho Clinical Diagnostics, SA‡ 3.361%, 06/30/25 1 mo. LIBOR + 3.25%	1,108,149
2,641,334	Team Health Holdings, Inc.‡ 3.750%, 02/06/24 1 mo. LIBOR + 2.75%	2,470,255
		10,392,754

Industrials (0.4%)
2,063,329	Berry Global, Inc.‡ 1.861%, 07/01/26 1 mo. LIBOR + 1.75%	2,048,659
1,200,000	BW Gas & Convenience Holdings, LLC‡ 4.000%, 03/17/28 1 mo. LIBOR + 3.50%	1,200,000
1,227,623	Dun & Bradstreet Corp.‡ 3.361%, 02/06/26 1 mo. LIBOR + 3.75%	1,222,252
896,527	Granite Holdings US Acquisition Company‡ 4.203%, 09/30/26 3 mo. LIBOR + 4.00%	895,406
320,000	Horizon Therapeutics USA, Inc.‡ 2.500%, 03/15/28 1 mo. LIBOR + 2.00%	319,280
999,308	Navistar International Corp.‡ 3.610%, 11/06/24 1 mo. LIBOR + 3.50%	1,000,183
759,229	RegionalCare Hospital Partners Holdings, Inc.‡ 3.863%, 11/16/25 1 mo. LIBOR + 3.75%	757,479
1,920,254	Scientific Games International, Inc.‡ 2.863%, 08/14/24 1 mo. LIBOR + 2.75%	1,895,522
303,806	TransDigm, Inc.‡ 2.363%, 12/09/25 1 mo. LIBOR + 2.25%	300,428
		9,639,209

PRINCIPAL AMOUNT		VALUE

Information Technology (0.1%)
1,436,813	Camelot U.S. Acquisition 1 Company‡ 3.113%, 10/30/26 1 mo. LIBOR + 3.00%	$1,425,498
802,988	Camelot U.S. Acquisition 1 Company‡ 4.000%, 10/30/26 1 mo. LIBOR + 3.00%	804,493
1,296,141	VFH Parent, LLC‡ 3.115%, 03/01/26 1 mo. LIBOR + 3.00%	1,295,059
		3,525,050

Information Technology (0.0%)
1,241,975	Banff Merger Sub, Inc.‡ 3.863%, 10/02/25 3 mo. LIBOR + 3.75%	1,237,554

Materials (0.0%)
871,200	Innophos, Inc.‡ 3.613%, 02/07/27 1 mo. LIBOR + 3.50%	870,655
	Total Bank Loans (Cost $54,624,401)	54,139,319

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (9.6%)
Communication Services (0.8%)
18,160	2020 Cash Mandatory Exchangeable Trust* 5.250%, 06/01/23	21,368,091

Consumer Discretionary (0.8%)
124,295	Aptiv, PLC 5.500%, 06/15/23	20,297,373

Financials (0.8%)
80,250	AMG Capital Trust II 5.150%, 10/15/37	4,648,241
500	Bank of America Corp.‡‡ 7.250%	707,990
222,280	KKR & Company, Inc.^ 6.000%, 09/15/23	16,666,554
		22,022,785

Health Care (1.5%)
96,145	Avantor, Inc. 6.250%, 05/15/22	9,502,972
90,115	Boston Scientific Corp. 5.500%, 06/01/23	10,595,721
	Danaher Corp.
9,980	4.750%, 04/15/22	17,100,830
1,896	5.000%, 04/15/23^	2,684,262
		39,883,785

Schedule of Investments April 30, 2021 (Unaudited)

24 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES			VALUE

Industrials (1.9%)
62,970		Colfax Corp. 5.750%, 01/15/22	$11,572,627
18,710		Fortive Corp. 5.000%, 07/01/21	18,588,385
180,605		Stanley Black & Decker, Inc.^ 5.250%, 11/15/22	22,035,616
			52,196,628

Information Technology (1.0%)
19,390		Broadcom, Inc. 8.000%, 09/30/22	28,104,835

Utilities (2.8%)
91,020		AES Corp. 6.875%, 02/15/24	9,920,270
84,885		CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)§** 4.566%, 09/15/29	5,520,581
170,935		Dominion Energy, Inc. 7.250%, 12/15/24	17,631,945
135,145		DTE Energy Company 6.250%, 11/01/22	6,857,257
142,970		Essential Utilities, Inc. 6.000%, 04/30/22	8,450,957
		NextEra Energy, Inc.
382,660		4.872%, 09/01/22	22,324,385
94,060		6.219%, 09/01/23	4,747,208
			75,452,603
	Total Convertible Preferred Stocks (Cost $210,041,603)		259,326,100

Common Stocks (83.1%)
Communication Services (9.0%)
34,670		Alphabet, Inc. - Class A^#	81,595,845
10,635		Alphabet, Inc. - Class C^#	25,631,626
264,885		AT&T, Inc.^~	8,320,038
411,425		Comcast Corp. - Class A	23,101,514
8,050		Cumulus Media, Inc. - Class A#	77,360
176,235		Facebook, Inc. - Class A^#	57,290,474
32,360		Netflix, Inc.#	16,615,889
205,085	EUR	Orange, SA	2,553,967
149,335		Walt Disney Company#	27,779,297
			242,966,010

Consumer Discretionary (10.3%)
32,615		Amazon.com, Inc.^#	113,089,903
59,260		Carnival Corp.#	1,656,910
825,570		Ford Motor Company#	9,527,078
243,463		General Motors Company	13,930,953
94,175		Home Depot, Inc.^	30,481,622

NUMBER OF SHARES		VALUE
38,550	Lennar Corp. - Class A	$3,993,780
69,245	Lowe’s Companies, Inc.^	13,589,331
62,500	McDonald’s Corp.	14,755,000
245,080	MGM Resorts International	9,979,658
162,800	NIKE, Inc. - Class B^	21,590,536
44,300	Royal Caribbean Cruises, Ltd.^#	3,851,885
77,770	Starbucks Corp.	8,903,887
56,455	Target Corp.	11,700,863
14,925	Tesla, Inc.^#	10,588,392
143,900	TJX Companies, Inc.^	10,216,900
		277,856,698

Consumer Staples (5.4%)
58,750	Altria Group, Inc.	2,805,312
459,960	Coca-Cola Company^	24,828,641
41,820	Costco Wholesale Corp.	15,560,804
250,885	Mondelez International, Inc. - Class A^	15,256,317
112,795	PepsiCo, Inc.	16,260,527
147,500	Philip Morris International, Inc.	14,012,500
203,745	Procter & Gamble Company^	27,183,658
86,605	Sysco Corp.	7,338,042
52,650	Walgreens Boots Alliance, Inc.	2,795,715
154,510	Walmart, Inc.^	21,617,494
		147,659,010

Energy (3.7%)
4,679	Bonanza Creek Energy, Inc.#	154,828
475,000	BP, PLC	11,951,000
47,998	Calfrac Well Services, Ltd.#	131,515
3,547	Chesapeake Energy Corp.#	161,637
237,650	Chevron Corp.^	24,494,585
11,032	Denbury, Inc.#	600,251
70,400	Energy Transfer, LP	606,144
76,005	Enterprise Products Partners, LP	1,748,875
7,920	EP Energy Corp.#&	653,400
431,180	Exxon Mobil Corp.	24,680,743
16,000	GasLog, Ltd.	92,960
126,365	Hess Corp.^	9,415,456
232,940	Kinder Morgan, Inc.	3,971,627
72,999	Lonestar Resources US, Inc.#&	534,353
21,360	Magellan Midstream Partners, LP	999,007
100,220	Marathon Petroleum Corp.	5,577,243
132,452	Mcdermott International, Ltd.#	59,603
3,909	Oasis Petroleum, Inc.	303,417
26,500	Pioneer Natural Resources Company	4,076,495
156,200	Schlumberger, Ltd.	4,225,210
31,050	Targa Resources Corp.	1,077,125
33,540	Valero Energy Corp.	2,480,618
18,259	Weatherford International, PLC#	193,545
15,665	Whiting Petroleum Corp.#	627,697

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 25

NUMBER OF SHARES		VALUE
10,000	Williams Companies, Inc.^	$243,600
		99,060,934

Financials (10.6%)
35,430	Affiliated Managers Group, Inc.^	5,710,253
65,730	American Express Company	10,079,696
346,890	American International Group, Inc.	16,806,820
29,983	Assurant, Inc.	4,665,355
1,019,405	Bank of America Corp.~	41,316,485
71,870	Bank of New York Mellon Corp.	3,584,876
10,715	BlackRock, Inc.	8,778,800
90,405	Charles Schwab Corp.^	6,364,512
46,700	Chubb, Ltd.~	8,013,253
344,010	Citigroup, Inc.^	24,507,272
125,000	Discover Financial Services	14,250,000
51,500	Goldman Sachs Group, Inc.	17,945,175
33,700	Intercontinental Exchange, Inc.	3,966,827
273,910	JPMorgan Chase & Company^	42,130,097
226,225	KeyCorp^	4,922,656
132,475	Marsh & McLennan Companies, Inc.	17,976,857
290,930	Morgan Stanley	24,016,271
43,760	Northern Trust Corp.	4,979,888
157,631	Starwood Property Trust, Inc.	4,070,032
150,870	US Bancorp	8,954,135
288,350	Wells Fargo & Company^	12,990,168
		286,029,428

Health Care (9.5%)
139,700	Abbott Laboratories~	16,775,176
55,690	Agilent Technologies, Inc.	7,442,412
18,870	Anthem, Inc.	7,159,089
149,780	Baxter International, Inc.	12,834,648
151,745	Bristol-Myers Squibb Company	9,471,923
26,830	CVS Health Corp.	2,049,812
82,050	Edwards Lifesciences Corp.#	7,837,416
109,850	Eli Lilly & Company	20,077,284
48,980	Gilead Sciences, Inc.	3,108,761
26,400	Humana, Inc.	11,754,336
10,420	Intuitive Surgical, Inc.#	9,013,300
176,230	Johnson & Johnson^	28,677,908
156,340	Medtronic, PLC	20,468,033
251,550	Merck & Company, Inc.	18,740,475
288,990	Pfizer, Inc.	11,169,463
20,295	Stryker Corp.	5,330,076
36,540	Thermo Fisher Scientific, Inc.	17,182,204
105,000	UnitedHealth Group, Inc.^	41,874,000
26,610	Vertex Pharmaceuticals, Inc.#	5,806,302
		256,772,618

NUMBER OF SHARES		VALUE

Industrials (6.0%)
546,335	Carrier Global Corp.	$23,809,279
322,640	CSX Corp.^	32,505,980
14,820	FedEx Corp.	4,302,394
836,550	General Electric Company	10,975,536
104,790	Honeywell International, Inc.^	23,372,362
92,435	J.B. Hunt Transport Services, Inc.	15,779,579
191,469	McDermott International, Inc.#	86,161
37,050	Northrop Grumman Corp.	13,132,002
334,130	Raytheon Technologies Corp.	27,812,981
49,810	Union Pacific Corp.	11,062,303
		162,838,577

Information Technology (24.3%)
56,335	Accenture, PLC - Class A	16,335,460
35,170	Adobe, Inc.#	17,878,318
44,250	Advanced Micro Devices, Inc.#	3,611,685
1,235,330	Apple, Inc.^~	162,396,482
322,615	Applied Materials, Inc.	42,814,237
247,515	Cisco Systems, Inc.^	12,600,989
117,815	Fidelity National Information Services, Inc.	18,013,913
43,165	Global Payments, Inc.	9,264,504
49,985	Lam Research Corp.	31,013,193
125,850	Marvell Technology, Inc.	5,689,678
72,315	MasterCard, Inc. - Class A	27,628,669
158,425	Micron Technology, Inc.#	13,635,640
593,615	Microsoft Corp.^~	149,697,831
1,520,000	Nokia Corp.#	7,113,600
55,445	NVIDIA Corp.	33,288,069
27,590	PayPal Holdings, Inc.#	7,236,581
66,010	QUALCOMM, Inc.	9,162,188
86,580	Salesforce.com, Inc.#	19,941,105
21,845	ServiceNow, Inc.#	11,061,653
44,000	Skyworks Solutions, Inc.	7,978,520
85,550	Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	9,987,107
178,525	Visa, Inc. - Class A^	41,696,299
		658,045,721

Materials (2.6%)
41,160	Celanese Corp. - Class A	6,447,714
410,755	Freeport-McMoRan, Inc.	15,489,571
80,575	Linde, PLC	23,031,558
82,000	Nucor Corp.	6,745,320
96,625	PPG Industries, Inc.	16,546,065
20,585	Vulcan Materials Company	3,669,070
		71,929,298

Schedule of Investments April 30, 2021 (Unaudited)

26 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE

Real Estate (1.2%)
70,930	American Tower Corp.	$18,070,836
76,060	Crown Castle International Corp.	14,379,904
		32,450,740

Utilities (0.5%)
99,075	DTE Energy Company^	13,872,482
	Total Common Stocks (Cost $1,470,235,837)	2,249,481,516

Warrants (0.1%) #
Energy (0.1%)
4,069	Chesapeake Energy Corp. 02/09/26, Strike $32.13	84,533
3,662	Chesapeake Energy Corp. 02/09/26, Strike $27.63	83,237
2,260	Chesapeake Energy Corp.^ 02/09/26, Strike $36.18	43,912
6,263	Denbury, Inc. 09/18/25, Strike $32.59	170,354
2,279	Denbury, Inc. 09/18/23, Strike $35.41	47,221
57,470	Mcdermott International, Ltd. 06/30/27, Strike $15.98	6
51,723	Mcdermott International, Ltd. 06/30/27, Strike $12.33	5
47,885	Tidewater, Inc. 11/14/42, Strike $0.00	645,490
16,676	Tidewater, Inc. 11/14/42, Strike $0.00	224,792
	Total Warrants (Cost $5,139,246)	1,299,550

Exchange-Traded Funds (1.1%)
Other (1.1%)
195,550	iShares MSCI EAFE ETF^	15,274,410
5,525	iShares Preferred & Income Securities ETF	213,818
93,905	iShares Russell 2000 Value ETF^	15,248,294
	Total Exchange-Traded Funds (Cost $25,215,775)	30,736,522

Preferred Stocks (0.7%)
Communication Services (0.1%)
8,482	AT&T, Inc. 4.750%, 02/18/25	215,697
5,000	AT&T, Inc. 5.350%, 11/01/66	131,950
20,000	Qwest Corp. 6.500%, 09/01/56	510,400
4,950	Telephone & Data Systems, Inc. 7.000%, 03/15/60	124,938

NUMBER OF SHARES		VALUE
58,050	United States Cellular Corp. 6.250%, 09/01/69	$1,538,325
5,970	United States Cellular Corp. 7.250%, 12/01/64	152,892
		2,674,202

Consumer Discretionary (0.1%)
4,000	Ford Motor Company 6.200%, 06/01/59	106,320
8,177	Guitar Center, Inc.	983,284
15,125	Qurate Retail, Inc. 8.000%, 03/15/31	1,582,075
		2,671,679

Energy (0.2%)
13,185	Energy Transfer, LP^‡ 7.625%, 08/15/23 3 mo. USD LIBOR + 4.74%	319,868
82,205	NuStar Energy, LP‡ 7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	1,709,864
31,109	NuStar Energy, LP‡ 8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	733,550
55,975	NuStar Logistics, LP‡ 6.918%, 01/15/43 3 mo. USD LIBOR + 6.73%	1,353,476
		4,116,758

Financials (0.2%)
6,000	Affiliated Managers Group, Inc. 4.750%, 09/30/60	153,780
3,787	Allstate Corp. 5.100%, 10/15/24	103,423
4,345	Annaly Capital Management, Inc.‡# 6.950%, 09/30/22 3 mo. USD LIBOR + 4.99%	110,015
11,779	Arch Capital Group, Ltd. 5.250%, 09/29/21	299,069
3,000	B Riley Financial, Inc. 6.000%, 01/31/28	75,270
5,617	Bank of America Corp. 4.375%, 11/03/25	142,616
7,000	Brookfield Finance, Inc. 4.625%, 10/16/80	173,600
16,635	Capital One Financial Corp. 5.000%, 12/01/24	432,510
6,924	Capital One Financial Corp.^ 4.800%, 06/01/25	176,216
8,000	CIT Group, Inc.^ 5.625%, 12/15/24	211,600
9,155	Citizens Financial Group, Inc.^ 5.000%, 01/06/25	237,572

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 27

NUMBER OF SHARES		VALUE
8,775	CNO Financial Group, Inc. 5.125%, 11/25/60	$223,938
5,206	Cullen/Frost Bankers, Inc.^ 4.450%, 12/15/25	131,920
2,413	First Republic Bank 4.125%, 10/30/25	60,204
2,750	Fulton Financial Corp. 5.125%, 01/15/26	71,060
14,376	JPMorgan Chase & Company^ 4.750%, 12/01/24	376,939
9,355	KeyCorp^ 5.650%, 12/15/23	253,614
5,735	Legg Mason, Inc.^ 5.450%, 09/15/56	145,841
22,890	Morgan Stanley^ 4.875%, 01/15/25	606,127
5,400	Oaktree Capital Group, LLC 6.550%, 09/15/23	145,260
8,500	Prudential Financial, Inc.^ 4.125%, 09/01/60	218,195
12,000	Selective Insurance Group, Inc.^ 4.600%, 12/15/25	300,120
3,006	Signature Bank 5.000%, 12/30/25	77,104
5,250	Spirit Realty Capital, Inc. 6.000%, 10/03/22	140,648
11,500	Truist Financial Corp. 4.750%, 09/01/25	304,980
9,345	US Bancorp^ 3.750%, 01/15/26	225,962
25,365	Wells Fargo & Company^ 4.750%, 03/15/25	652,641
12,954	WR Berkley Corp. 5.100%, 12/30/59	341,079
2,700	WR Berkley Corp.^ 5.700%, 03/30/58	73,332
		6,464,635

Industrials (0.0%)
6,250	Air Lease Corp.^‡ 6.150%, 03/15/24 3 mo. USD LIBOR + 3.65%	167,875
2,500	Brookfield Finance I UK, PLC 4.500%, 11/24/25	61,850
3,750	QVC, Inc.^ 6.250%, 11/26/68	95,663
980	WESCO International, Inc.‡ 10.625%, 06/22/25 5 year CMT + 10.33%	31,105
		356,493

Real Estate (0.1%)
5,180	American Homes 4 Rent^ 6.250%, 09/19/23	140,844

NUMBER OF SHARES		VALUE
7,275	Brookfield Property Partners, LP 5.750%, 03/31/25	$172,418
5,000	Brookfield Property Partners, LP 6.375%, 09/30/24	126,300
5,000	Digital Realty Trust, Inc.^ 5.850%, 03/13/24	139,750
5,400	EPR Properties^ 5.750%, 11/30/22	136,836
10,500	Federal Realty Investment Trust 5.000%, 09/29/22	279,510
2,985	Global Net Lease, Inc. 6.875%, 11/26/24	79,252
11,000	Kimco Realty Corp.^ 5.250%, 12/20/22	293,040
5,300	PS Business Parks, Inc. 5.200%, 12/07/22	140,715
3,880	Public Storage 4.625%, 06/17/25	103,945
		1,612,610

Utilities (0.0%)
5,000	Algonquin Power & Utilities Corp.‡ 6.875%, 10/17/78 3 mo. USD LIBOR + 3.68%	138,000
6,000	Brookfield Renewable Partners, LP 5.250%, 03/31/25	157,860
5,100	DTE Energy Company 5.250%, 12/01/77	133,365
2,800	Southern Company 4.950%, 01/30/80	74,368
		503,593
	Total Preferred Stocks (Cost $18,271,881)	18,399,970

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (0.2%) #
Consumer Discretionary (0.0%)
150 10,641,600	Tesla, Inc. Call, 09/17/21, Strike $850.00	789,000

Information Technology (0.0%)
1,700 9,780,100	Intel Corp. Call, 06/18/21, Strike $70.00	15,300
725 6,240,075	Micron Technology, Inc. Call, 06/18/21, Strike $90.00	226,563
1,500 11,368,500	Oracle Corp. Call, 06/18/21, Strike $80.00	167,250
		409,113

Other (0.2%)
765 25,856,235	Invesco QQQ Trust Series Put, 09/30/21, Strike $320.00	1,020,892

Schedule of Investments April 30, 2021 (Unaudited)

28 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
4,300 19,900,400	iShares China Large-Cap ETF Call, 06/18/21, Strike $56.00	$17,200
	iShares MSCI Emerging Markets
5,805 31,335,390	Call, 06/18/21, Strike $59.00	66,758
4,760 25,694,480	Call, 06/18/21, Strike $57.00	145,180
2,540 57,122,060	iShares Russell 2000 ETF Call, 06/18/21, Strike $230.00	1,313,180
	S&P 500 Index
155 64,808,135	Put, 09/30/21, Strike $4,000.00	2,108,000
74 30,940,658	Put, 05/21/21, Strike $3,750.00	39,960
		4,711,170
	Total Purchased Options (Cost $12,781,729)	5,909,283

	TOTAL INVESTMENTS (136.6%) (Cost $2,736,763,799)	3,695,867,009

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-8.9%)		(242,000,000)

LIABILITIES, LESS OTHER ASSETS (-27.7%)		(748,155,601)

NET ASSETS (100.0%)		$2,705,711,408

WRITTEN OPTION (0.0%) #
Consumer Discretionary (0.0%)
150 10,641,600	Tesla, Inc. Put, 09/17/21, Strike $600.00 (Premium $812,247)	(777,000)

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $55,634,580.

^Security, or portion of security, is on loan.

@In default status and considered non-income producing.

‡Variable rate security. The rate shown is the rate in effect at April 30, 2021.

&Illiquid security.

~Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $8,484,422.

¡Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

‡‡Perpetual maturity.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

**Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at April 30, 2021.

#Non-income producing security.

FOREIGN CURRENCY ABBREVIATION

EUREuropean Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 29

Statement of Assets and Liabilities April 30, 2021 (Unaudited)

ASSETS
Investments in securities, at value (cost $2,736,763,799)	$3,695,867,009
Cash with custodian	81,629,153
Receivables:
Accrued interest and dividends	10,527,017
Investments sold	191,649
Prepaid expenses	865,698
Other assets	250,758
Total assets	3,789,331,284

LIABILITIES
Options written, at value (premium $812,247)	777,000
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 9,680,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $1,234,477) (Note 7)	240,765,523
Payables:
Notes payable	830,000,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	750,104
Investments purchased	7,316,637
Affiliates:
Investment advisory fees	3,070,467
Deferred compensation to trustees	250,758
Trustees’ fees and officer compensation	17,225
Other accounts payable and accrued liabilities	672,162
Total liabilities	1,083,619,876
NET ASSETS	$2,705,711,408

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 155,198,255 shares issued and outstanding	$1,808,678,966
Undistributed net investment income (loss)	(29,859,574)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	(32,253,216)
Unrealized appreciation (depreciation) of investments, foreign currency translations and written options	959,145,232
NET ASSETS	$2,705,711,408
Net asset value per common shares based upon 155,198,255 shares issued and outstanding	$17.43

Statement of Operations Six Months Ended April 30, 2021 (Unaudited)

30 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

INVESTMENT INCOME
Interest	$16,334,884
Dividends	22,756,668
Dividend taxes withheld	(58,087)
Total investment income	39,033,465

EXPENSES
Investment advisory fees	17,332,805
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	4,982,474
Interest expense on Notes Payable (Note 6)	2,340,858
Fund administration fees	115,339
Printing and mailing fees	108,615
Accounting fees	97,884
Trustees’ fees and officer compensation	75,327
Legal fees	75,050
Audit fees	56,638
Custodian fees	22,448
Registration fees	19,854
Transfer agent fees	15,771
Other	140,720
Total expenses	25,383,783
NET INVESTMENT INCOME (LOSS)	13,649,682

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	72,821,619
Purchased options	19,344,001
Foreign currency transactions	(552)
Written options	(4,150,098)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	635,699,327
Purchased options	(5,576,196)
Foreign currency translations	6,583
Written options	(215,033)
NET GAIN (LOSS)	717,929,651
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$731,579,333

Statements of Changes in Net Assets

See accompanying Notes to Financial Statements	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 31

	(Unaudited) Six Months Ended April 30, 2021	Year Ended October 31, 2020

OPERATIONS
Net investment income (loss)	$13,649,682	$32,781,448
Net realized gain (loss)	88,014,970	140,312,979
Change in unrealized appreciation/(depreciation)	629,914,681	51,373,688
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	731,579,333	224,468,115

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(90,699,927)	(167,275,672)
Net decrease in net assets from distributions to common shareholders	(90,699,927)	(167,275,672)

CAPITAL STOCK TRANSACTIONS
Reinvestment of distributions resulting in the issuance of stock	3,813,199	3,117,481
Net increase (decrease) in net assets from capital stock transactions	3,813,199	3,117,481
TOTAL INCREASE (DECREASE) IN NET ASSETS	644,692,605	60,309,924

NET ASSETS
Beginning of period	$2,061,018,803	$2,000,708,879
End of period	$2,705,711,408	$2,061,018,803

Statement of Cash Flows

32 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

	(Unaudited) Six Months Ended April 30, 2021	Year Ended October 31, 2020

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$731,579,333	$224,468,115
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(515,326,374)	(1,147,871,335)
Net proceeds from disposition of short term investments	24,076,541	54,479,268
Proceeds paid on closing written options	(7,264,632)	(2,181,539)
Proceeds from disposition of investment securities, including purchased options	521,571,442	1,186,141,464
Premiums received from written options	2,955,780	7,283,938
Amortization and accretion of fixed-income securities	(37,039)	(731,840)
Amortization of offering costs on Mandatory Redeemable Preferred Shares	218,663	473,905
Net realized gains/losses from investments, excluding purchased options	(72,823,693)	(152,465,787)
Net realized gains/losses from purchased options	(19,344,001)	16,279,642
Net realized gains/losses from written options	4,150,098	(4,131,399)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(635,699,327)	(47,282,913)
Change in unrealized appreciation or depreciation on purchased options	5,576,196	(3,830,811)
Change in unrealized appreciation or depreciation on written options	215,033	(250,280)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	1,195,417	(228,863)
Prepaid expenses	(12,846)	54,185
Other assets	(55,045)	5,431
Increase/(decrease) in liabilities:
Payables to affiliates	491,565	171,237
Other accounts payable and accrued liabilities	30,696	(1,156,595)
Net cash provided by/(used in) operating activities	$41,497,807	$129,225,823

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(86,886,728)	(164,158,191)
(Decrease)/Increase in Distributions to Mandatory Redeemable Preferred Shareholders	(52,637)	—
Offering costs on Mandatory Redeemable Preferred Shares	(23,319)	(78,894)
Proceeds from note payable	127,000,000	35,000,000
Net cash provided by/(used in) financing activities	$40,037,316	$(129,237,085)
Net increase/(decrease) in cash	$81,535,123	$(11,262)
Cash and restricted cash at beginning of period	$94,030	$105,292
Cash at end of period	$81,629,153	$94,030
Supplemental disclosure
Cash paid for interest on Notes Payable	$2,345,390	$9,207,849
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$5,035,111	$10,106,805
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$3,813,199	$3,117,481

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	81,629,153	94,030
Total cash and restricted cash at period end	$81,629,153	$94,030

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   33

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Strategic Total Return Fund (the “Fund”) was organized as a Delaware statutory trust on December 31, 2003 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on March 26, 2004.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest primarily in common and preferred stocks, convertible securities and income-producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund, under normal circumstances, will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 35% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. The Fund may invest up to 15% of its managed assets in securities of foreign issuers in emerging markets. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

In March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The Fund adopted ASU2017-08 as of January 1, 2020, with no material impact on the Fund’s financial statements.

In October 2020, FASB issued ASU No. 2020-08, Codification Improvements to Subtopic 310-20, Receivables—Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 was issued to clarify how to amortize premiums for debt securities where there are bonds with multiple call dates. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated the impact of this guidance within the Fund’s financial statements and has determined the adoption of ASU 2020-08 will have no impact on the Fund’s financial statements.

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed-income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed-income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

34   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2021. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   35

Notes to Financial Statements (Unaudited)

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed-income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2018 - 2020 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $250,758 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2021. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2021.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2021 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$451,553,674
Proceeds from sales	—	440,867,359

36   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

The cost basis of investments for federal income tax purposes at April 30, 2021 was as follows*:

Cost basis of investments	$2,735,951,552
Gross unrealized appreciation	1,112,876,577
Gross unrealized depreciation	(153,738,120)
Net unrealized appreciation (depreciation)	$959,138,457

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2021 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2020 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2020
Distributions paid from:
Ordinary income	$76,244,344
Long-term capital gains	100,664,228
Return of capital	—

As of October 31, 2020, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	14,945,202
Total undistributed earnings	14,945,202
Accumulated capital and other losses	(844,883)
Net unrealized gains/(losses)	238,975,675
Total accumulated earnings/(losses)	253,075,994
Other	3,077,042
Paid-in-capital	1,804,865,767
Net assets applicable to common shareholders	$2,061,018,803

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   37

Notes to Financial Statements (Unaudited)

insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2021.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2021, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 - Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a

38   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2021, the Fund had no outstanding interest rate swap agreements.

As of April 30, 2021, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$5,909,283	$—
Written options(2)	—	777,000
	$5,909,283	$777,000

(1)Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at Value.”

(2)Generally, the Statement of Assets and Liabilities location for “Written options” is “Options written, at value.”

For the period ended April 30, 2021, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased options	65,989
Written options	5,898

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 6 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $1,130.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the period ended April 30, 2021, the average borrowings under the Agreement were $785.4 million. For the period ended April 30, 2021, the average interest rate was 0.61%. As of April 30, 2021, the amount of total outstanding borrowings was $830.0 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2021 was 0.59%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s). When collateral is returned, SSB may offset the shortfall to the amount lent to the Fund under the SSB Agreement by either lending other securities of the Fund or replacing such amount through direct loans from SSB, without notice to or consent from the Fund and does not change the amount borrowed by the Fund. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2021, approximately $762.6 million of securities were on loan ($120.4 million of fixed-income securities

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   39

Notes to Financial Statements (Unaudited)

and $642.2 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 7 – Mandatory Redeemable Preferred Shares

On September 6, 2017, the Fund issued 9,680,000 mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $242.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into three series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at April 30, 2021.

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	3,220	$25	$80,500,000
Series B	9/06/24	4.00%	3,220	$25	$80,500,000
Series C	9/06/27	4.24%	3,240	$25	$81,000,000
				Total	$242,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Previously, the MRPS had been assigned a rating of “AA” by Fitch Ratings, Inc. (“Fitch”). As of December 17, 2020, Kroll Bond Rating Agency LLC (“Kroll”) replaced Fitch as the rating agency for the MRPS. The MRPS have been assigned a rating of `AA-’ by Kroll. If the ratings of the MRPS are downgraded, the Fund’s dividend expense may increase, as described below.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA-” by Kroll. If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Fitch (or lower than the equivalent of such rating by any other rating agency providing a rating pursuant to the request of the Fund, such as Kroll), the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table above. Periodically, the Fund is subject to an overcollateralization test based on applicable rating agency criteria (the “OC Test”) and an asset coverage test with respect to its outstanding senior securities (the “AC Test”). The Fund may be required to redeem MRPS before their term redemption date if it does not comply with one or both tests. So long as any MRPS are outstanding, the Fund may not declare, pay or set aside for payment cash dividends or other distributions on shares of its common stock unless (1) the Fund has satisfied the OC Test on at least one testing date in the preceding 65 days, (2) immediately after such transaction, the Fund would comply with the AC Test, (3) full cumulative dividends on the MRPS due on or prior to the date of such transaction have been declared and paid and (4) the Fund has redeemed all MRPS required to have been redeemed on such date or has deposited funds sufficient for such redemption, subject to certain grace periods and exceptions.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption

40   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 155,198,255 shares outstanding at April 30, 2021. Calamos Advisors did not own any of the outstanding shares at April 30, 2021. Transactions in common shares were as follows:

	PERIOD ENDED April 30, 2021	YEAR ENDED October 31, 2020
Beginning shares	154,965,651	154,739,187
Shares sold	—	—
Shares issued through reinvestment of distributions	232,604	226,464
Ending shares	155,198,255	154,965,651

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$465,809,908	$—	$465,809,908
Convertible Bonds	—	610,764,841	—	610,764,841
Bank Loans	—	54,139,319	—	54,139,319
Convertible Preferred Stocks	249,157,278	10,168,822	—	259,326,100
Common Stocks U.S.	2,246,187,988	739,561	—	2,246,927,549
Common Stocks Foreign	—	2,553,967	—	2,553,967
Warrants	436,474	863,076	—	1,299,550
Exchange-Traded Funds	30,736,522	—	—	30,736,522
Preferred Stocks	17,416,686	983,284	—	18,399,970
Purchased options	5,909,283	—	—	5,909,283
Total	$2,549,844,231	$1,146,022,778	$—	$3,695,867,009
Liabilities:
Written options	$777,000	$—	$—	$777,000
Total	$777,000	$—	$—	$777,000

Notes to Financial Statements (Unaudited)

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   41

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$13.30	$12.93	$12.25	$12.76	$11.13	$11.67
Income from investment operations:
Net investment income (loss)*	0.09	0.21	0.18	0.16	0.26	0.30
Net realized and unrealized gain (loss)	4.63	1.24	1.49	0.32	2.36	0.15
Total from investment operations	4.72	1.45	1.67	0.48	2.62	0.45
Less distributions to common shareholders from:
Net investment income	(0.24)	(0.54)	(0.16)	(0.48)	(0.85)	(0.46)
Net realized gains	(0.35)	(0.54)	(0.83)	(0.51)	(0.14)	(0.16)
Return of capital	—	—	—	—	—	(0.37)
Total distributions	(0.59)	(1.08)	(0.99)	(0.99)	(0.99)	(0.99)
Premiums from shares sold in at the market offerings	—	—	—	—	—	—
Net asset value, end of period	$17.43	$13.30	$12.93	$12.25	$12.76	$11.13
Market value, end of period	$17.98	$12.80	$13.02	$11.75	$12.33	$9.95
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	35.90%	12.33%	14.46%	3.81%	25.11%	5.48%
Market value	45.66%	7.36%	20.16%	3.05%	35.23%	7.89%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	2.07% (c)	2.45%	3.05%	2.74%	2.09%	1.97%
Net investment income (loss)	1.12% (c)	1.64%	1.42%	1.25%	2.17%	2.73%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$2,705,711	$2,061,019	$2,000,709	$1,893,000	$1,971,910	$1,719,456
Portfolio turnover rate	13%	36%	26%	27%	65%	31%
Average commission rate paid	$0.0210	$0.0212	$0.0270	$0.0217	$0.0240	$0.0307
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$242,000	$242,000	$242,000	$242,000	$242,000	$–
Notes Payable (000’s omitted)	$830,000	$703,000	$668,000	$713,000	$543,000	$682,000
Asset coverage per $1,000 of loan outstanding(d)	$4,551	$4,276	$4,357	$3,995	$5,077	$3,521
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$390	$311	$301	$294	$285	$–

*Net investment income calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.48%, 1.54%, 1.55%, 1.53%, 1.47%, and 1.49%, respectively.

(c)Annualized.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

42   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Strategic Total Return Fund

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Strategic Total Return Fund (the “Fund”) as of April 30, 2021, the related statements of operations, changes in net assets, cash flows, and the financial highlights for the six month period then ended, and the related notes (collectively referred to as the “interim financial information”). Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Fund for the year ended October 31, 2020, and the financial highlights for each of the five years in the period then ended; and in our report dated December 18, 2020, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 18, 2021
Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

About Closed-End Funds

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   43

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Managed Distribution Policy

44   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. BOX 505000, Louisville, KY 40233. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

Automatic Dividend Reinvestment Plan

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   45

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the common shares as of the payment date, the purchase price paid by Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if such dividend or distribution had been paid in common shares issued by the Fund. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the net asset value per common share at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

STAY CONNECTED
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MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 505000
Louisville, KY 40233-5000
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2021 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CSQSAN 1946 2021

ITEM 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item7 is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) The information required by this Item 8 is only required in an annual report on this Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The information required by this Item 9 is only required in an annual report on this Form N-CSR.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund did not participate directly in securities lending activity. See Note [6] to the Financial Statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for semiannual reports.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Strategic Total Return Fund

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 25, 2021

By: /s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 25, 2021

By: /s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 25, 2021